UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Thoratec Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 13, 2010

Dear Shareholder:

You are cordially invited to attend the Thoratec Corporation 2010 Annual Meeting of Shareholders to be held on Wednesday, May 19, 2010 at 8:00 a.m., Pacific Daylight Time, at our executive offices located at 6101 Stoneridge Drive, Pleasanton, California 94588. Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You may vote in person at the meeting or by mail, by telephone or over the Internet. Your vote by written proxy, by telephone or over the Internet will ensure your representation at the Annual Meeting if you cannot attend in person. Please review the instructions on the proxy card regarding your voting options.

Thank you for your ongoing support of and continued interest in Thoratec Corporation.

Very truly yours,

Gerhard F. Burbach
President and Chief Executive Officer

Corporate Headquarters
Thoratec Corporation, 6035 Stoneridge Drive, Pleasanton, CA 94588
Tel 925-847-8600 Fax 925-847-8574 www.thoratec.com

NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS To Be Held on May 19, 2010
PROXY STATEMENT FOR 2010 ANNUAL MEETING OF SHAREHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
BOARD OF DIRECTORS STRUCTURE AND COMPENSATION
DIRECTOR COMPENSATION FOR FISCAL 2009
CODE OF ETHICS AND CORPORATE GOVERNANCE
DIRECTOR NOMINATIONS
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2006 INCENTIVE STOCK PLAN
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
PROPOSAL THREE RATIFICATION OF INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
FEES PAID TO ACCOUNTANTS FOR SERVICES RENDERED DURING FISCAL YEARS 2009 AND 2008.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION DISCUSSION AND ANALYSIS OVERALL OBJECTIVES OF EXECUTIVE COMPENSATION PROGRAM
DETERMINING EXECUTIVE COMPENSATION
ELEMENTS OF EXECUTIVE COMPENSATION
STOCK OWNERSHIP GUIDELINES
TAX CONSIDERATIONS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2009
OUTSTANDING EQUITY AWARDS AT 2009 FISCAL YEAR END
OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2009
NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2009
CERTAIN TRANSACTIONS
AVAILABLE INFORMATION
OTHER MATTERS

THORATEC CORPORATION

NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 19, 2010

To the Shareholders of Thoratec Corporation:

NOTICE IS HEREBY GIVEN, that the 2010 Annual Meeting of Shareholders of Thoratec Corporation, a California corporation (“Thoratec” or the “Company”), will be held on Wednesday, May 19, 2010 at 8:00 a.m., Pacific Daylight Time, at our executive offices located at 6101 Stoneridge Drive, Pleasanton, California 94588 for the following purposes:

•	To elect eight directors to serve for the ensuing year or until their successors are elected and qualified;

•	To approve an amendment and restatement of the Thoratec Corporation 2006 Incentive Stock Plan increasing the number of shares of common stock reserved for issuance thereunder and revising certain related provisions thereunder;

•	To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for its fiscal year ending January 1, 2011; and

•	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on April 5, 2010 are entitled to notice of, to attend and to vote at the meeting and any adjournments thereof. All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder previously signed and returned a proxy. If you own shares through a broker, and you wish to attend and vote in person at the meeting, you must obtain from your broker a proxy issued in your name.

Important Notice Regarding the Availability of Proxy Materials for the 2010
Annual Meeting of Shareholders to be Held on May 19, 2010.

The Proxy Statement, the Proxy Card, and the Annual Report to Shareholders are available at http://phx.corporate-ir.net/phoenix.zhtml?c=95989&p=proxy.

For the Board of Directors

David A. Lehman
Senior Vice President, General Counsel and Secretary

Pleasanton, California
April 13, 2010

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET ACCORDING TO THE INSTRUCTIONS INCLUDED WITH THE PROXY CARD.

THORATEC CORPORATION

PROXY STATEMENT
FOR 2010 ANNUAL MEETING OF SHAREHOLDERS

The Board of Directors of Thoratec Corporation, a California corporation (“Thoratec” or the “Company”), is furnishing this Proxy Statement to you in connection with our solicitation of proxies to be used at our 2010 Annual Meeting of Shareholders to be held on Wednesday, May 19, 2010 at 8:00 a.m., Pacific Daylight Time, or at any adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in this Proxy Statement and in the accompanying Notice of 2010 Annual Meeting of Shareholders. The Annual Meeting will be held at our principal executive offices located at 6101 Stoneridge Drive, Pleasanton, California 94588. The telephone number at that address is (925) 847-8600.

The date of this Proxy Statement is April 13, 2010 and it will be mailed on or about April 15, 2010 to all shareholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Shares Outstanding

Shareholders of record at the close of business on April 5, 2010 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 57,308,360 shares of the Company’s common stock (“Common Stock”) were outstanding. The Company’s Common Stock is listed on the NASDAQ Global Select Market.

Voting

Every shareholder voting for the election of directors may exercise cumulative voting rights and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder’s shares held of record on the Record Date are entitled or, alternatively, distribute such shareholder’s votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than eight candidates. However, no shareholder will be entitled to cumulate votes for a candidate unless the candidate’s name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters, each share is entitled to one vote on each proposal that properly comes before the Annual Meeting.

Methods of Voting

You may vote by mail, by telephone, over the Internet or in person at the meeting.

Voting by Mail.  By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are authorizing individuals named on the proxy card (known as “proxies”) to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted if you are unable to attend the meeting. If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

Voting by Telephone.  To vote by telephone, please follow the instructions included with your proxy card. If you vote by telephone, you do not need to complete and mail your proxy card. If you received the proxy materials over the Internet, please follow the voting instructions you will receive by e-mail on or about April 15, 2010.

Voting over the Internet.  To vote over the Internet, please follow the instructions included with your proxy card. If you vote over the Internet, you do not need to complete and mail your proxy card. If you received the proxy materials over the Internet, please follow the voting instructions you will receive by e-mail on or about April 15, 2010.

Voting in Person.  If you plan to attend the meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, that is, you hold a share certificate, you are considered the shareholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote such shares. Contact your broker or other record holder of the shares for assistance if this applies to you.

Quorum; Abstentions; Broker Non-Votes

The presence in person or by proxy of a majority of the shares of Common Stock outstanding and entitled to vote on the Record Date is required for a quorum at the Annual Meeting. Both abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum, but broker non-votes will not be counted towards the tabulation of votes cast on proposals presented to shareholders.

“Broker non-votes” include shares for which a bank, broker or other nominee (i.e., record) holder has not received voting instructions from the beneficial owner and for which the nominee holder does not have discretionary power to vote on a particular matter. Under the rules that govern brokers who are record owners of shares that are held in brokerage accounts for the beneficial owners of the shares, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on routine matters but have no discretion to vote the uninstructed shares on non-routine matters. The proposals to be voted on at the Annual Meeting include both routine matters, such as the ratification of our independent auditors, and non-routine matters, such as the election of directors and the approval of the proposal regarding the amendment and restatement of the Thoratec Corporation 2006 Incentive Stock Plan.

Vote Required

The election of directors at the Annual Meeting requires the affirmative vote of a plurality of the votes cast at the Annual Meeting.

Each other item to be voted on at the Annual Meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting. The inspector of elections will separately tabulate affirmative and negative votes, abstentions and broker non-votes. David A. Lehman, Senior Vice President, General Counsel and Secretary of the Company, has been appointed as the inspector of elections for the Annual Meeting.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to our Corporate Secretary a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Your presence at the Annual Meeting will not in and of itself be sufficient to revoke your proxy.

Solicitation of Proxies

The cost of soliciting proxies in connection with this Proxy Statement has been or will be borne by us. In addition to solicitation by mail, we may request that banks, brokers and other custodians, nominees and fiduciaries send Proxy Statements to the beneficial owners of Common Stock. We may reimburse these banks, brokers and other custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation material to such beneficial owners. Some of our directors, officers and other employees may, without additional compensation, solicit proxies personally, or by telephone, facsimile or e-mail.

We have also engaged Georgeson Inc., an outside proxy solicitor, to assist us in soliciting proxies in conjunction with the Annual Meeting. We estimate the cost of the outside proxy solicitation services will be $10,000.

Availability of Proxy Materials

This Proxy Statement, our Annual Report, and the form of Proxy Card are available on the internet at http://phx.corporate-ir.net/phoenix.zhtml?c=95989&p=proxy. Each of these documents can be viewed online or printed and will remain available through the conclusion of the Annual Meeting.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission (the “SEC”) has approved a rule governing the delivery of annual disclosure documents. This rule allows us to send a single set of our Annual Report and Proxy Statement to any household at which two or more Thoratec shareholders reside if we believe that the shareholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of “householding” proxy statements and annual reports. If you and others who share your mailing address own Common Stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts. Unless you responded that you did not want to participate in householding, a single copy of this Proxy Statement and the 2009 Annual Report have been sent to your address. This rule benefits both our shareholders and us. It reduces the volume of duplicate information received at a shareholder’s house and helps reduce our expenses. Each shareholder, however, will continue to receive individual proxy cards or voting instruction forms.

If your household has previously received a single set of disclosure documents, but you would prefer to receive your own copy this year or in future years, you should contact your bank, broker or other nominee record holder. We can also deliver a separate copy of either our Annual Report or Proxy Statement to any shareholder upon either written request to Thoratec Corporation, 6035 Stoneridge Drive, Pleasanton, California 94588, Attention: Corporate Secretary, or upon oral request by calling (925) 847-8600. Similarly, if you share an address with another Thoratec shareholder and together both of you wish to receive only a single set of our annual disclosure documents, please follow the same instructions. In addition, copies of our SEC filings and certain other submissions are made available free of charge on the investor relations page of our website at www.thoratec.com as soon as practicable after electronically filing or furnishing these documents with the SEC.

BOARD OF DIRECTORS STRUCTURE AND COMPENSATION

Structure and Committees

The current members of our Board of Directors (the “Board”) are Gerhard F. Burbach, J. Daniel Cole, Steven H. Collis, Neil F. Dimick, Elisha W. Finney, D. Keith Grossman, Paul A. LaViolette and Daniel M. Mulvena. Mr. Dimick serves as Chairman of the Board. Howard E. Chase and J. Donald Hill, M.D. were members of the Board until the 2009 Annual Meeting of Shareholders, at which time they did not stand for re-election pursuant to the retirement age provision of our Corporate Governance Guidelines. The Board held a total of seventeen meetings during our 2009 fiscal year, which ended on January 2, 2010. During the 2009 fiscal year, the Board had an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. Each director attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served. While the Company encourages all members of the Board to attend the annual meetings of shareholders, there is no formal policy as to their attendance at annual meetings. All sitting members of the Board attended the 2009 Annual Meeting of Shareholders.

The Board has determined that each of the current directors standing for re-election is an independent director, as defined by The Nasdaq Stock Market, Inc. (“NASDAQ”) corporate governance listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except for Gerhard F. Burbach, who serves as our President and Chief Executive Officer. The Board annually evaluates the independence of its members. A director will not qualify as independent unless the Board affirmatively determines that the director has no material relationship with the Company. In making its determination, the Board considers business and other applicable relationships in accordance with the director independence standards of NASDAQ, as currently in effect. The Board has also determined that all members of the Board’s committees are independent of the Company under the director independence standards of NASDAQ. In addition, our independent directors meet in regularly scheduled executive sessions throughout the year.

Board Leadership Structure

The Board does not have a policy on whether the same person should serve as both the chief executive officer and chairman of the board or, if the roles are separate, whether the chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Over its history, the Company has had both a combined chairman and chief executive officer (1976 to 1994) and a separate non-employee chairman and chief executive officer (1995 to present). The Board believes that its current leadership structure, with Mr. Dimick serving as Board Chairman and Mr. Burbach serving as Chief Executive Officer, is in the best interest of shareholders at this time. The current structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

Board Role in Risk Oversight

The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, regulatory and strategic risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the executive responsible for the appropriate subject area within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies and activities. When a committee receives the report, the chairperson of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This enables to the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive and non-executive compensation programs. The Compensation Committee retained Radford Surveys + Consulting (“Radford”), an independent compensation consultant, to prepare an analysis regarding whether our compensation plans, policies and practices create risks that are reasonably likely to have a material adverse effect on Thoratec. Radford was engaged by, reported to, and was accountable to the Compensation Committee. The Compensation Committee, relying in part on the Radford analysis, reviewed the elements of our compensation programs and believes that risks arising from our compensation plans, policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.

This Proxy Statement, including the preceding paragraph, contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements contained in this Proxy Statement should be considered in light of the many uncertainties that affect our business and specifically those factors discussed from time to time in Thoratec’s public reports filed with the Securities and Exchange Commission, such as those discussed under the heading, “Risk Factors,” in Thoratec’s most recent annual report on Form 10-K, and as may be updated in subsequent SEC filings.

Audit Committee

Our Audit Committee met seven times during fiscal 2009. The current members of this committee are Ms. Finney and Messrs. Cole and Dimick, with Ms. Finney serving as Chairwoman. This committee operates under a written charter adopted by our Board. The Audit Committee reviews and reassesses the charter at least annually, and the charter was last amended in March 2010. A copy of this amended and restated charter is included as Appendix A to this Proxy Statement.

The Board has determined that two members of the Audit Committee, Mr. Dimick and Ms. Finney, are “audit committee financial experts,” as that term is defined under Section 407 of the Sarbanes-Oxley Act of 2002 and the rules promulgated by the SEC in furtherance of Section 407. As described above, Ms. Finney and Messrs. Cole and Dimick are independent directors. The purposes of our Audit Committee include:

•	Overseeing our accounting and financial reporting process;

•	Overseeing the audits of our financial statements;

•	Overseeing our relationship with our independent auditors; and

•	Overseeing our system of internal controls.

In discharging its duties, our Audit Committee, among its other duties:

•	Recommends to the Board the selection of the independent auditors and their compensation, evaluates the independent auditors and, where appropriate, recommends the replacement of the independent auditors;

•	Meets with management and the independent auditors to review and discuss the annual financial statements and the report of the independent auditors thereon and, to the extent the independent auditors or management brings any such matters to the attention of the Audit Committee, to discuss significant issues encountered in the course of the audit work, if any, such as restrictions on the scope of activities or access to required information;

•	Meets quarterly with management and the independent auditors to review and discuss the quarterly financial statements and review quarterly earnings press releases;

•	Reviews significant changes to our accounting principles and practices proposed by the independent auditors or management;

•	Meets with management and the independent auditors to review and discuss reports on the adequacy and effectiveness of our internal controls; and

•	Reviews and approves all related party transactions.

See “Report of the Audit Committee of the Board of Directors” below for more information.

Compensation Committee

Our Compensation Committee met seven times during fiscal 2009. The current members of this committee are Messrs. Collis, LaViolette and Mulvena, with Mr. Mulvena serving as Chairman. Dr. Hill served as a member of this committee until the 2009 Annual Meeting of Shareholders at which time Mr. LaViolette joined this committee. This committee operates under a written charter adopted by our Board, which was most recently amended in March 2010. As described above, all members of the Compensation Committee are independent directors. In addition, all Compensation Committee members are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), to allow the Company a tax deduction for certain employee compensation exceeding $1,000,000 for an individual. All Compensation Committee members are also “non-employee directors” within the meaning of Exchange Act Rule 16b-3 to exempt certain option grants and similar transactions from the short-swing profits prohibition of Section 16 of the Exchange Act. Our Compensation Committee:

•	Reviews compensation and benefits for our employees generally and for our senior executives specifically, and makes recommendations to the full Board; and

•	Has authority to grant-equity based awards under our the Amended and Restated Thoratec 2006 Incentive Stock Plan (the “2006 Plan”) to officers, employees and consultants.

Among the Compensation Committee’s duties and responsibilities set forth in its charter, the committee has direct responsibility for and authority to (i) review and approve corporate goals and objectives relevant to chief executive officer compensation, evaluate the chief executive officer’s performance in light of those goals and objectives, and recommend the chief executive officer’s compensation to the Board based on this evaluation; (ii) develop, review and approve compensation policies and practices applicable to the Company’s officers who are deemed to be “executive officers” of the Company for SEC reporting purposes, including the criteria upon which executive compensation is based, the specific relationship of corporate performance to executive compensation and the composition of benefits; (iii) make recommendations to the Board with respect to the Company’s incentive compensation and equity-based compensation plans; (iv) review the compensation and benefits offered to non-employee directors and recommend changes to the Board as appropriate; and (v) administer and evaluate the Company’s incentive, equity-based and other executive compensation programs, including approving guidelines, making grants and awards and establishing annual award levels for employee stock options, units, restricted shares and other incentive and equity-based awards under such programs, interpreting and promulgating rules relating to the plans, modifying or canceling grants or awards, designating eligible participants and imposing limitations and conditions on grants or awards. As set forth in the Compensation Committee’s charter, the committee has the authority to delegate such of its authority and responsibilities as the committee deems proper to members of the committee or a subcommittee.

For each executive officer other than the chief executive officer, the chief executive officer makes recommendations to the Compensation Committee for annual adjustments to compensation levels and short-term and long-term incentive compensation components, based upon his assessment of each executive officer’s performance, retention risks, potential within the organization and the results of market studies, as described in the Compensation Discussion and Analysis section of this Proxy Statement. The Compensation Committee reviews with the chief executive officer these assessments and recommendations and determines whether or not to approve and/or modify his recommendations.

Consistent with prior years, the Compensation Committee retained Radford, an independent compensation consultant. The Committee requested Radford to prepare competitive market studies as to, and advise the Committee on, both executive and director compensation, including base salary or fees, cash incentive compensation, and long-term equity incentive compensation for 2009. Radford was engaged by, reported to, and was accountable to the Committee, and the firm was not allowed to conduct any other work for Thoratec without the authorization of the Committee. Radford did not provide any services to Thoratec in 2009 beyond its engagement as an advisor to the Committee. Radford is an independent consultant specializing in compensation matters in the technology industry.

See the discussion in the Compensation Discussion and Analysis section of this Proxy Statement, including the Competitive Market Analysis section, for a full discussion regarding processes and procedures for the determination of executive compensation.

Compensation Committee Interlocks and Insider Participation

During fiscal 2009, none of our executive officers served on the board of directors or compensation committee of another company that had an executive officer serve on our Board or our Compensation Committee. In addition, none of the members of our Compensation Committee was an officer or employee of Thoratec or any of its subsidiaries during fiscal 2009 or was formerly an officer of Thoratec or any of its subsidiaries at any time in the past.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee met four times during fiscal 2009. The current members of this committee are Messrs. Cole, Dimick and Grossman, with Mr. Cole serving as Chairman. Mr. Chase served as a member of this committee until the 2009 Annual Meeting of Shareholders at which time Mr. Grossman joined this committee. This committee operates under a written charter adopted by our Board, which was last amended in May 2007. The purpose of the Corporate Governance and Nominating Committee is to:

•	Identify and approve individuals qualified to serve as members of the Board;

•	Select director nominees for the next annual meeting of shareholders;

•	Review laws, rules and regulations regarding corporate governance and make appropriate recommendations to the Board; and

•	Provide oversight with respect to corporate governance and ethical conduct.

Board Compensation

Directors who are employees of Thoratec do not receive additional compensation for serving on the Board or its committees. The following table sets forth the compensation earned by Thoratec’s non-employee directors for their service on the Board in 2009.

DIRECTOR COMPENSATION FOR FISCAL 2009

	Fees Earned	Stock
	or Paid in Cash	Awards(1)(2)	Total
Name	($)	($)	($)

Howard E. Chase(3)	19,500	0	19,500
J. Daniel Cole	53,000	140,650	193,650
Steven H. Collis	41,000	140,650	181,650
Neil F. Dimick	68,000	140,650	208,650
Elisha W. Finney	55,000	140,650	195,650
D. Keith Grossman	41,000	140,650	181,650
J. Donald Hill, M.D.(3)	24,250	0	24,250
Paul A. LaViolette	30,750	196,910	227,660
Daniel M. Mulvena	47,000	140,650	187,650

(1)	At January 2, 2010, Messrs. Cole and Dimick held outstanding options to purchase 7,500 and 7,500 shares, respectively, and Ms. Finney and Messrs. Collis, Grossman, LaViolette and Mulvena did not have any outstanding options. The non-employee directors were not granted any options to purchase Common Stock in 2009. At January 2, 2010, Messrs. Cole, Dimick, Grossman and Mulvena each held 12,500 shares of restricted stock, Mr. Collis held 14,000 shares of restricted stock, Ms. Finney held 12,250 shares of restricted stock, and Mr. LaViolette held 7,000, shares of restricted stock.

(2)	Stock awards consist of restricted stock unit grants. Amounts shown do not reflect compensation actually received by the director. Instead, the amounts shown are the grant date fair value of the units computed in accordance with FASB ASC Topic 718. The assumptions made in the valuation of such restricted stock units are set forth under Note 11 of the Notes to Consolidated Financial Statements in Thoratec’s Annual Report on Form 10-K for the year ended January 2, 2010.

(3)	Mr. Chase and Dr. Hill did not stand for re-election at the 2009 Annual Meeting of Shareholders, and as such did not receive a grant of restricted stock units in 2009. At January 2, 2010, Mr. Chase and Dr. Hill did not hold any outstanding options or shares of restricted stock.

For the 2009 fiscal year, all non-employee directors received a $35,000 annual retainer. Each member of the Audit Committee, other than the Chairperson, received a $10,000 annual retainer. Each member of the Compensation Committee, other than the Chairperson, received a $6,000 annual retainer. Each member of the Corporate Governance and Nominating Committee, other than the Chairperson, received a $4,000 annual retainer. In addition to the annual Board retainer, the Chairperson of the Board received a $15,000 annual retainer. In lieu of the annual Audit Committee retainer, the Chairperson of the Audit Committee received a $20,000 annual retainer; in lieu of the annual Compensation Committee retainer, the Chairperson of the Compensation Committee received a $12,000 annual retainer; and in lieu of the Corporate Governance and Nominating Committee retainer, the Chairperson of the Corporate Governance and Nominating Committee received an $8,000 annual retainer. All retainers are paid on a quarterly basis. Directors do not receive any additional compensation for actions by unanimous written consent of the Board or any of the committees.

Non-employee directors were eligible to participate in the 2006 Plan. The 2006 Plan provides for the automatic grant of restricted Common Stock to our non-employee directors. The 2006 Plan provides that in addition to any other awards that non-employee directors may be granted, non-employee directors will automatically be granted restricted stock, in the form of either restricted stock bonus awards or restricted stock units, as follows:

•	Initial award of 7,000 shares of restricted stock or restricted stock units (“Initial Grant”) upon commencing service on the Board. Such shares or units will vest in four equal annual installments beginning on the one year anniversary of the effective date of commencement of service as a Board member.

•	Annual award of 5,000 shares of restricted stock or restricted stock units (“Annual Grant”). Such shares or units will vest in four equal annual installments such that the award is fully vested after four years. The Annual Grant is granted on the date of the first meeting of the Board following the annual meeting of the Company’s shareholders.

The Initial Grant and Annual Grants are made at no cost to the non-employee directors. Mr. LaViolette received an Initial Grant of 7,000 restricted stock units in May 2009, which had a grant date fair value of $196,910. Each of the non-employee directors other than Mr. LaViolette received an Annual Grant of 5,000 restricted stock units in May 2009; each such Annual Grant had a grant date fair value of $140,650.

CODE OF ETHICS AND CORPORATE GOVERNANCE

We have adopted a Code of Ethics that applies to all of our directors, officers and employees, and which meets the requirements of Item 406 of Regulation S-K of the Exchange Act. Our Code of Ethics is available on our investor relations website at www.thoratec.com, under “Investor Relations — Corporate Governance.” The code covers topics, including but not limited to, potential conflicts of interest, compliance with applicable governmental laws, rules and regulations and the reporting of violations of the code. Any amendments to the Code of Ethics will be posted on our website. The Board has the sole authority to approve any waiver of the Code of Ethics relating to the activities of any of our senior financial officers, other executive officers and directors. Any waiver of the Code of Ethics for these individuals will be disclosed promptly on Form 8-K or any other means approved by applicable SEC rules and NASDAQ listing standards.

We have also adopted Corporate Governance Guidelines that provide guidelines for the conduct and operation of the Board, including the composition and selection of members of the Board, role of the Board, orientation and education of directors, conduct of Board meetings, structure and conduct of Board committees, and Board interaction with management, advisors, investors and shareholders. Our Corporate Governance Guidelines are available on our investor relations website at www.thoratec.com, under “Investor Relations — Corporate Governance.”

For information on our corporate governance practices in addition to our Code of Ethics and Corporate Governance Guidelines, including the Company’s Compliance Program, the charters approved by the Board for the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee, and the Audit Committee Complaint Procedures, please visit the Company’s investor relations website at www.thoratec.com, under “Investor Relations — Corporate Governance.”

DIRECTOR NOMINATIONS

Criteria for Nomination to the Board

The Corporate Governance and Nominating Committee considers the appropriate balance of experience, skills and personal characteristics required of Board members, and seeks to insure that at least a majority of the directors are independent under the rules of NASDAQ, and that members of the Company’s Audit Committee meet the financial literacy and other requirements under NASDAQ and SEC rules. While the Corporate Governance and Nominating Committee has not established specific minimum qualifications for director candidates, nominees for director are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, willingness to devote adequate time to Board duties, the interplay of the candidate’s experience and skills with those of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

Shareholder Recommendations for Director

The Corporate Governance and Nominating Committee will consider written recommendations for director candidates from shareholders. Any such recommendations should be submitted to the Corporate Governance and Nominating Committee, c/o the Corporate Secretary of the Company, and should include the following information: (a) all information relating to the candidate that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including the person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the shareholder(s) making the recommendation and the number of shares of Common Stock that are owned beneficially and of record by the shareholder(s); and (c) appropriate biographical information and a statement as to the qualifications of the candidate.

Alternatively, shareholders intending to appear at an annual meeting of shareholders in order to nominate a candidate for election by the shareholders at the meeting (in cases where the Board does not intend to nominate the candidate or where the Corporate Governance and Nominating Committee was not requested to consider the candidate) must comply with the procedures in Section 4(c) of the Company’s By-Laws. Shareholders can obtain a copy of the Company’s By-Laws, without charge, by writing to our Corporate Secretary. Under the Company’s By-Laws, and as described under “Deadline for Receipt of Shareholder Proposals” below, written notice of a nomination must be received by our Corporate Secretary no earlier than January 20, 2011 and no later than February 19, 2011 in order to be considered at the 2011 annual meeting of shareholders.

Process for Identifying and Evaluating Director Candidates

The process for identifying and evaluating candidates for the Board is initiated by identifying a slate of candidates who meet the criteria for selection as nominees and have the specific qualities or skills being sought based on input from members of the Board and, if the Corporate Governance and Nominating Committee deems appropriate, a third-party search firm. These candidates are evaluated by the Corporate Governance and Nominating Committee by reviewing the candidates’ biographical information and qualifications, and by checking the candidates’ references. Qualified nominees are interviewed by at least one member of the Corporate Governance and Nominating Committee. Promising candidates meet with all members of the Board, and based on input from such interviews and the information obtained by the Corporate Governance and Nominating Committee, the committee evaluates which of the prospective candidates are qualified to serve as directors and whether the committee should recommend to the Board that the Board nominate, or elect to fill a vacancy, these final prospective candidates. Candidates recommended by the Corporate Governance and Nominating Committee are presented to the Board for selection as nominees to be presented for election by the shareholders or to fill a vacancy.

The Corporate Governance and Nominating Committee evaluates shareholder-recommended candidates using the same process and the same criteria it uses to evaluate candidates from other sources.

Board Nominees for the Annual Meeting

Ms. Finney and Messrs. Burbach, Cole, Collis, Dimick, Grossman, LaViolette and Mulvena, who are all current members of the Board, are the directors standing for re-election at the Annual Meeting.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may communicate directly with the Board by sending a certified or registered letter to any individual director, group of directors or Board committee c/o the Corporate Secretary of the Company, at the Company’s main business address set forth above or by sending an email to any of the same individuals or groups at board@thoratec.com. The Corporate Secretary will review the correspondence and forward it to the individual director, group of directors or committee of the Board to whom the communication is directed, as applicable, if the communication is relevant to Thoratec’s business and financial operations, policies or corporate philosophy. Communications that are threatening, illegal or similarly inappropriate, and advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to any director or group of directors.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

A board of eight directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight nominees named below, each of whom is presently serving as one of our directors. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in accordance with cumulative voting to elect as many of the nominees listed below as possible. In such event, the proxy holders will determine the specific nominees for whom such votes will be cumulated. The term of office for each person elected as a director will continue until the next annual meeting of shareholders or until the successor to such person has been elected and qualified. We do not expect that any nominee will be unable or will decline to serve as a director.

The following table provides information concerning our director nominees:

			Director
Name of Nominee	Age	Position with Our Company	Since

Neil F. Dimick	60	Director and Chairman of the Board	2003
Gerhard F. Burbach	48	Director, President and Chief Executive Officer	2006
J. Daniel Cole	63	Director	1997
Steven H. Collis	48	Director	2008
Elisha W. Finney	48	Director	2007
D. Keith Grossman	49	Director	1996
Paul A. LaViolette	52	Director	2009
Daniel M. Mulvena	61	Director	1997

The principal occupations, positions and directorships for at least the past five years of our director nominees, as well as certain information regarding their individual experience, qualifications, attributes and skills that led our Board of Directors to conclude that they should serve on the Board, are described below. In addition to the information presented below, we also believe that all of our director nominees possess high degrees of integrity and honesty and adhere to the highest ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Company and our Board. There are no family relationships among any of our directors or executive officers.

Neil F. Dimick became a director of our Company in October 2003. In May 2007, Mr. Dimick became Chairman of the Board. Mr. Dimick was Executive Vice President and Chief Financial Officer of AmerisourceBergen Corporation, a pharmaceutical distributor, from August 2001 to May 2002, and served as Senior Executive Vice President and Chief Financial Officer and a director of Bergen Brunswig Corporation and was a member of that board’s finance, investment and retirement committees for more than five years prior to its merger with AmeriSource Health in 2001. Mr. Dimick also spent eighteen years with the audit firm Deloitte & Touche LLP, where he was an audit partner and national director of the firm’s real estate division. Mr. Dimick currently serves as a member of the board of directors of Alliance Imaging, Inc., Mylan Laboratories, Inc., Resources Connection, Inc. and WebMD Corporation and has additionally in the past five years served as a member of the board of directors of Emdeon Corporation and HLTH Corporation. The Board has selected Mr. Dimick to serve as a director because of his extensive experience serving on public company boards and board committees, as well as his leadership positions with both a major auditing firm and a pharmaceutical distribution company, resulting in a wealth of knowledge on financial, commercial and industry related matters.

Gerhard F. Burbach, President, Chief Executive Officer and Director, joined our Company as President and Chief Executive Officer in January 2006. He was elected to the Board at the same time. Mr. Burbach previously served as President and Chief Executive Officer of Digirad Corporation, a provider of solid-state imaging products and services to cardiologist offices, hospitals and imaging centers. Before that he served for two years as president and chief executive officer of Bacchus Vascular Inc, a developer of interventional cardiovascular devices.

Previously, he served for three years as chief executive officer of Philips Nuclear Medicine, a division of Philips Medical Systems specializing in nuclear medicine imaging systems. Until its acquisition by Philips Medical Systems, he spent four years at ADAC Laboratories, a provider of nuclear medicine imaging equipment and radiation therapy planning systems, where he became president and general manager of the nuclear medicine division. Mr. Burbach also spent six years with the consulting firm of McKinsey & Company, Inc., where he was most recently a senior engagement manager in the firm’s healthcare practice. Mr. Burbach also serves as a member of the board of directors of Digirad. The Board has selected Mr. Burbach to serve as a director because of his extensive and highly relevant leadership experience in the medical technology industry, together with his unique perspective on the Company’s operations due to his position as our President and Chief Executive Officer.

J. Daniel Cole became a director of our Company in June 1997. Since March 1997, Mr. Cole has been a general partner of the Spray Venture Fund of Boston. Mr. Cole has also been a venture partner at Oxford Bioscience Partners since 2009. Mr. Cole was President and Chief Operating Officer of SciMed Life Systems Corporation, an interventional cardiology products company, from March 1993 to March 1995, and Senior Vice President and Group President of the vascular business of Boston Scientific Corporation, a worldwide developer, manufacturer and marketer of medical devices that are used in a broad range of interventional medical specialties, from March 1995 to March 1997. He has also held a number of senior executive positions at Baxter Healthcare Corporation from April 1982 to January 1993, including President of its Edwards Less Invasive Surgery Division and its Critical Care Division. Mr. Cole also serves as a member of the board of directors of several private companies. The Board has selected Mr. Cole to serve as a director because of his extensive industry knowledge and experience, including operational, leadership and board experience from his executive positions at major medical technology companies, venture capital partnership positions, and memberships on the boards of various private medical technology companies. Mr. Cole is also particularly qualified because of his deep knowledge of Thoratec and its market due to his nearly thirteen years of service on our Board.

Steven H. Collis became a director of our Company in January 2008. Mr. Collis is Executive Vice President of AmerisourceBergen Corporation, and President of its AmerisourceBergen Drug Company (ABDC). ABDC is drug wholesale company. Mr. Collis joined Bergen Brunswig Corporation, a predecessor to AmerisourceBergen, in 1994 as general manager of Alternate Site Distributors, and was named President of its Specialty Group in 1999. He was previously a principal and general manager of Sterling Medical, a national provider and distributor of medical disposable supplies, health management services and continuous quality management programs to the home care market. The Board has selected Mr. Collis to serve as a director because of his insight and experience in leading a growing corporate enterprise through his current executive leadership positions.

Elisha W. Finney became a director of our Company in June 2007. Ms. Finney is Senior Vice President and Chief Financial Officer of Varian Medical Systems, a manufacturer of medical devices and software for treating cancer. Ms. Finney joined Varian Medical in 1988 as a risk manager and was named corporate treasurer in 1998. She was named Vice President, Finance and Chief Financial Officer in 1999, and promoted to Senior Vice President in 2005. Before that, she held risk management positions with the Fox Group and Beatrice Foods. Ms. Finney served as a member of the board of directors of Laserscope Inc. from August 2005 until its acquisition by American Medical Systems in July 2006. The Board has selected Ms. Finney to serve as a director because of her experience as a CFO and head of regulatory matters at a publicly-held medical device manufacturer, her ability to chair and contribute to our Audit Committee as a SEC “financial expert” and her experience and perspectives on risk management due to her current and prior industry roles.

D. Keith Grossman became a director of our Company in February 1996. Since September 2007, Mr. Grossman has been a Managing Director with TPG (Texas Pacific Group), a private equity firm, in their healthcare venture capital arm. From January 1996 until January 2006, Mr. Grossman served as our President and Chief Executive Officer. Prior to joining us, Mr. Grossman was a Division President of Major Pharmaceuticals, Inc., from June 1992 to September 1995, at which time it was sold. From July 1988 to June 1992, Mr. Grossman served as the Vice President of Sales and Marketing for Calcitek, Inc., a manufacturer of implantable medical devices and a division of Sulzermedica (formerly Intermedics, Inc.). Prior to 1988, Mr. Grossman held various other sales and marketing management positions within the McGaw Laboratories Division of American Hospital Supply Corporation. Mr. Grossman also serves as a member of the board of directors of Intuitive Surgical, Inc. and additionally served as a member of the board of directors of Kyphon, Inc. Mr. Grossman also serves as a member of the board of directors of several private medical product companies. The Board has selected Mr. Grossman to serve as a director because of his extensive medical technology industry experience, including ten years as our CEO formerly, current and past board positions on both public and private medical technology companies, and related operational, leadership, and market knowledge.

Paul A. LaViolette became a director of our Company in May 2009. Since December 2008, Mr. LaViolette has been a venture partner with SV Life Sciences, a venture capital adviser and manager in the life sciences sector. Mr. Laviolette was Chief Operating Officer of Boston Scientific until July 2008 and joined Boston Scientific in January 1994. Prior to becoming its Chief Operating Officer, Mr. LaViolette held positions with Boston Scientific as Senior Vice President and Group President, Cardiovascular for Boston Scientific’s Scimed, EPT and Target businesses, President of Scimed, President of Boston Scientific International, Senior Vice President and Group President-Nonvascular Businesses, and President, Boston Scientific International, and Vice President-International. Prior to joining Boston Scientific, he was employed by C.R. Bard, Inc. in various capacities, including President, U.S.C.I. Division, President, U.S.C.I. Angioplasty Division, Vice President and General Manager, U.S.C.I. Angioplasty Division, and Vice President U.S.C.I. Division. Mr. LaViolette serves as a member of the board of directors of Conceptus, Inc. and TranS1, Inc., as well as a member of the board of directors of several private medical technology companies. The Board has selected Mr. LaViolette to serve as a director because of his operational, leadership and strategic knowledge and experience from serving in executive positions for major medical technology companies and currently as a venture capitalist focused on life sciences companies. He also has significant health policy experience due to his participation as a board member and committee chair for the Advanced Medical Technology Association.

Daniel M. Mulvena became a director of our Company in May 1997. Mr. Mulvena is the founder and owner of Commodore Associates, a consulting company. Mr. Mulvena was Group Vice President Cardiac/Cardiology and a member of the operating committee for Boston Scientific from February 1992 to May 1995. Prior to that, he was the President and Chief Executive Officer and Chairman of Lithox Systems, Inc., an early stage medical device company. Prior to that, Mr. Mulvena held a number of executive positions, including President of the Implants Division and President of the Cardiosurgery Division, at C.R. Bard, Inc. Mr. Mulvena also serves as a member of the board of directors of Zoll Medical Corporation. The Board has selected Mr. Mulvena to serve as a director because of his directly relevant operational experience, knowledge and insight from his leadership positions with medical technology companies and board memberships. Mr. Mulvena’s nearly thirteen years of service on our Board also provides him with particularly deep knowledge concerning our operations, strategy and market.

Required Vote; Recommendation of the Board

The election of directors at the Annual Meeting requires the affirmative vote of a plurality of the votes cast at the Annual Meeting. The eight nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no further legal effect under California law. Unless marked to the contrary, proxies received will be voted FOR the eight nominees as the proxy holders determine in order to elect as many of the eight nominees as possible, whether or not by cumulative voting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION TO THE BOARD
OF EACH OF THE NOMINEES PROPOSED ABOVE.

PROPOSAL TWO

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2006 INCENTIVE STOCK PLAN

The 2006 Plan was originally approved by the Board on April 19, 2006, which approval and adoption was conditioned on the approval of the shareholders, and approved by the shareholders on May 25. 2006. An amendment to the 2006 Plan was subsequently unanimously approved by the Board on April 7, 2008 and approved by the shareholders on May 20, 2008. We are seeking approval from our shareholders of an amendment and restatement to the 2006 Plan (the “Amendment”) providing for two changes to the 2006 Plan.

The Amendment increases the total number of shares of Thoratec Common Stock available for issuance under the 2006 Plan by 3,200,000 shares to a total of 8,600,000 shares. The 2006 Plan currently provides for an aggregate of 5,400,000 shares to be issued under the 2006 Plan. As of April 5, 2010, 790,724 shares of Common Stock remained available for issuance under the 2006 Plan. The increase in the total number of shares of Common Stock available for issuance under the 2006 Plan represents approximately 5.6% of Thoratec’s outstanding Common Stock as of April 5, 2010.

The Amendment also provides that (i) each share issued as restricted stock bonuses, restricted stock units, phantom stock units, performance share bonuses, or performance share units counts against the number of shares available under the 2006 Plan as one and seven tenths (1.7) shares; and (ii) each share issued as stock options, restricted stock purchase rights or stock appreciation rights counts against the shares available under the 2006 Plan on a share-for-share basis. The 2006 Plan currently provides that each share issued as restricted stock bonuses, restricted stock units, phantom stock units, performance share bonuses, or performance share units counts against the number of shares available under the 2006 Plan as one and seventy-four hundredths (1.74) shares.

The Amendment also contains some updated administrative and immaterial changes from the terms of the 2006 Plan.

The Amendment was unanimously approved by the Board on March 2, 2010. Unless it is approved by our shareholders, the Amendment will not become effective. If the Amendment is approved by our shareholders, then it will become effective immediately following the Annual Meeting. The full text of the 2006 Plan as amended and restated by the terms of the Amendment is included as Appendix B to this Proxy Statement. Below is a summary of certain key provisions of the 2006 Plan as amended and restated by the proposed Amendment.

Reasons for the Proposed Amendment

The Board and the Company believe that approving the Amendment will continue to provide us with a flexible range of equity award opportunities to attract, retain and motivate the best available talent for the successful conduct of the Company’s business in responding to changing circumstances over time and will serve to align the interests of directors, management and employees with those of our public shareholders.

Shareholder approval of the proposed Amendment, as described above, is a critical component of Thoratec’s equity compensation policies. The Amendment will provide us the ability to continue to use restricted stock bonuses and restricted stock units (together, described as restricted stock) to reduce reliance on options for equity compensation. We believe that a mix of options and restricted stock enhances retention of the key technical and business leaders who are critical to our success and growth. Granting restricted stock (i) reduces our reliance on options, (ii) provides an important tool for retaining and motivating critical employees, and (iii) allows us to maintain a competitive compensation program and improve retention without increasing the use of company cash.

We believe that the use of restricted stock promotes best practices in compensation and governance. Restricted stock promotes good corporate governance because shares or units of restricted stock do not depend on repricing during a market downturn to maintain a portion of their value.

Section 162(m)

The Board continues to believe that it is in the best interests of the Company and its shareholders to continue to provide for an equity incentive plan under which stock-based compensation awards made to the Company’s executive officers can qualify for deductibility by the Company for federal income tax purposes. Accordingly, the

2006 Plan has been structured in a manner such that awards under it may satisfy the requirements for “performance-based” compensation within the meaning of Section 162(m) of the Code (“Section 162(m)”). In general, under Section 162(m), in order for the Company to be able to deduct compensation in excess of $1 million paid in any one year to the Company’s Chief Executive Officer or any of the Company’s three other most highly compensated executive officers (other than the Company’s Chief Financial Officer), such compensation must qualify as “performance-based.” One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by the Company’s shareholders. For purposes of Section 162(m), the material terms include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based and (iii) the maximum amount of compensation that can be paid to an employee under the performance goal. With respect to the various types of awards under the 2006 Plan, each of these aspects is discussed below, and shareholder approval of the Amendment will be deemed to constitute approval of each of these aspects of the 2006 Plan for purposes of the approval requirements of Section 162(m).

Required Vote; Recommendation of the Board

The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting will be required to approve the Amendment. Abstentions will be treated as being present and entitled to vote on the proposal and, therefore, will have the effect of votes against the proposal. Broker non-votes will be treated as not being entitled to vote on the proposal and, therefore, are not counted for purposes of determining whether the proposal has been approved. Unless marked to the contrary, proxies received will be voted FOR approval of the Amendment. Should such approval not be obtained, then the Amendment will not become effective.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE
AMENDMENT AND RESTATEMENT OF THE THORATEC CORPORATION 2006 INCENTIVE STOCK PLAN

Summary of the 2006 Plan

The following summary of the material provisions of the 2006 Plan as modified by the proposed Amendment is qualified in its entirety by the complete text of the 2006 Plan as amended and restated by the Amendment, a copy of which is included as Appendix B to this Proxy Statement.

Purpose of the 2006 Plan

The 2006 Plan was unanimously approved by the Board on April 19, 2006, approved by the shareholders on May 25, 2006, amended and restated by the Board on May 25, 2006, amended and restated by the Board on April 7, 2008, approved by the shareholders on May 20, 2008, and amended and restated by the Board on May 20, 2008. As of April 5, 2010, 1,647,646 shares were subject to outstanding options under the 2006 Plan, with a weighted average exercise price of $21.61 and a weighted average remaining term of 8.20 years and as of April 5, 2010, 866,226 shares were subject to restricted stock units outstanding under the 2006 Plan and 347,068 shares of restricted stock were outstanding under the 2006 Plan. The 2006 Plan serves as a successor to our 1997 Stock Option Plan (the “1997 Plan”), the 1996 Stock Option Plan (the “1996 Plan”), the 1996 Nonemployee Directors Stock Option Plan (the “Directors Option Plan”), and the 1993 Stock Option Plan (the “1993 Plan,” and together with the 1997 Plan, the 1996 Plan and the Directors Option Plan, the “Terminated Plans”). As of April 5, 2010, 2,315,125 shares were subject to outstanding options under the Terminated Plans, with a weighted average exercise price of $16.77 and a weighted average remaining term of 4.18 years. As of April 5, 2010, 52 shares were subject to restricted stock units outstanding under the Terminated Plans and 10,000 shares of restricted stock were outstanding under the Terminated Plans.

Key Terms

The following is a summary of the key provisions of the 2006 Plan, as amended and restated by the proposed Amendment.

Plan Term:	Ten years
Eligible Participants:	Employees, officers, directors, and consultants of the Company
Shares Authorized:	8,600,000 shares of Common Stock
Permitted Award Types:	Stock options; restricted stock bonuses; restricted stock purchases; restricted stock units; stock appreciation rights (“SARs”); “stapled” stock option/SARs (each component of such award is exercised to the same degree upon exercise); phantom stock units (payable in cash, stock or a combination); performance share bonuses; and performance share units.
Vesting:
•   Options — subject to the determination of the 2006 Plan administrator (the “Administrator”), provided if vesting is based on service with Thoratec, the option will not fully vest in less than 3 years and if based on performance criteria, the option will not fully vest in less than 1 year.

•   Restricted stock bonuses — 1/4 per year for 4 years, unless otherwise determined by the Administrator, provided if vesting is based on service with Thoratec, the bonus will not fully vest in less than 3 years and if based on performance criteria, the bonus will not fully vest in less than 1 year.

•   Restricted stock units — 1/4 per year for 4 years, unless otherwise determined by the Administrator, provided if vesting is based on service with Thoratec, the bonus will not fully vest in less than 3 years and if based on performance criteria, the bonus will not fully vest in less than 1 year.

•   Restricted stock bonuses and restricted stock units granted in recognition of an employee’s long-term continuous service may vest fully in periods shorter than those described above or may be fully vested upon grant (“Accelerated Vesting Restricted Stock Bonuses”) and (“Accelerated Vesting Restricted Stock Units”).

• All other award types permitted by the 2006 Plan — vesting is subject to the determination of the Administrator.

Description of the 2006 Plan

Eligibility.  Employees, officers, directors and consultants are eligible to receive awards under the 2006 Plan. As of April 5, 2010, we had approximately 1201 employees, officers and directors who were eligible to receive awards under the 2006 Plan, of which four were executive officers and seven were non-employee directors. Historically we have only granted to approximately one third of total employees, based on seniority.

Types of Awards.  The types of awards that are available for grant under the 2006 Plan (described in detail below) are:

•	incentive stock options;

•	non-qualified stock options;

•	restricted stock bonuses;

•	restricted stock purchase rights;

•	stock appreciation rights;

•	phantom stock units;

•	restricted stock units;

•	performance share bonuses; and

•	performance share units.

Share Reserve.  The maximum aggregate number of shares of Common Stock that may be issued pursuant to stock awards under the 2006 Plan, will not exceed eight million six hundred thousand (8,600,000) shares. Each share issued after May 19, 2010, including shares approved by the Amendment, as restricted stock bonuses, restricted stock units, phantom stock units, performance share bonuses, or performance share units counts against the number of shares available under the 2006 Plan as one and seven tenths (1.7) shares. Each share issued as stock options, restricted stock purchase rights or stock appreciation rights counts against the shares available under the 2006 Plan on a share-for-share basis. No more than an aggregate of five percent (5%) of the initial share reserve authorized at the time of the adoption of the 2006 Plan and five percent (5%) of any increase in the share reserve as may be approved by the shareholders of the Company from time to time may be granted under Accelerated Vesting Restricted Stock Bonuses and Accelerated Vesting Restricted Stock Units. If any award granted under the 2006 Plan:

•	expires, is cancelled or otherwise terminates without having been exercised or redeemed in full;

•	is reacquired by Thoratec prior to vesting; or

•	is repurchased at cost by Thoratec prior to vesting,

then the shares of Common Stock underlying the award will revert or be added to the share reserve and become available for issuance under the 2006 Plan. For shares that revert or are added to the share reserve as provided above, the share reserve shall be increased by (i) one and seven tenths (1.7) shares for each share of Common Stock underlying a restricted stock bonus, restricted stock unit, phantom stock unit, performance share bonus, or performance share unit and (ii) one (1) share for each share of Common Stock underlying a stock option, restricted stock purchase right or stock appreciation right.

Section 162(m) Limit.  Section 162(m) of the Code permits performance-based compensation meeting the requirements established by the Internal Revenue Service (“IRS”) to be excluded from the limitation on deductibility of compensation in excess of $1 million paid to certain specified senior executives. So that income recognized with respect to options and stock appreciation rights may qualify for full deductibility to the Company under Section 162(m), the 2006 Plan limits awards to individual participants to no more than 350,000 shares of Common Stock subject to options or stock appreciation rights during any fiscal year, except for new employees, who may receive an award of options or stock appreciation rights covering up to an additional 250,000 shares of Common Stock, if such award is in connection with his or her initial service.

Adjustments.  The number of shares issued or reserved pursuant to the 2006 Plan, the share limits on grants of options and/or stock appreciation rights to a given participant, and the number of shares and exercise or base price for outstanding awards, is subject to adjustment on account of mergers, consolidations, reorganizations, recapitalizations, reincorporations, stock splits, spinoffs, stock dividends, extraordinary dividends and distributions, liquidating dividends, combinations or exchanges of shares, changes in corporate structure or other transactions in which we do not receive any consideration.

Administration of the 2006 Plan.  As authorized by the 2006 Plan, our Board has delegated administration of the 2006 Plan to the Compensation Committee, which acts as the Administrator. The Compensation Committee has the authority to perform the following actions, among others:

•	designate participants in the 2006 Plan;

•	determine the type(s), number, terms and conditions of awards, as well as the timing and manner of grant, subject to the terms of the 2006 Plan;

•	interpret the 2006 Plan and establish, adopt or revise any rules and regulations to administer the 2006 Plan; and

•	make all other decisions and determinations that may be required under the 2006 Plan.

Options.  The 2006 Plan provides that options must have an exercise price that is at least equal to 100% of the fair market value of our Common Stock on the date the option is granted. To the extent permitted in his or her option agreement and to the extent permitted by law, an option holder may exercise an option by payment of the exercise price in a number of different ways, including: (1) in cash or by check; (2) pursuant to a “same day sale” program; (3) by the surrender of shares of Common Stock already owned by the option holder; (4) by reduction of the number of shares of Common Stock otherwise issuable upon exercise of the option; (5) by reduction of our liability to the option holder; or (6) by some combination of the above. The vesting of options will generally be determined by the Administator; provided, that if the vesting of an option is based on the option holder’s continuous service, such option will not fully vest in less than three years and if based on performance criteria, such option will not fully vest in less than one year. Subject to the provisions of the 2006 Plan regarding grants of incentive stock options to ten percent shareholders of the Company, no option will be exercisable after the expiration of ten (10) years from the date it was granted; grants of incentive stock options to ten percent shareholders of the Company may not be exercisable after the expiration of five (5) years from the date it was granted.

Restricted Stock Bonuses and Performance Share Bonuses.  Restricted stock bonuses and performance share bonuses are grants of Common Stock not requiring any monetary consideration, but subject to restrictions, as determined by the Administrator. Generally, unless the participant’s award agreement provides otherwise, the participant may not sell, transfer, or otherwise dispose of the shares issued in the participant’s name at the time of grant until those conditions are met. The vesting of restricted stock bonus awards will generally be based on the participant’s continuous service; the vesting of performance share bonus awards will be based on the achievement of certain performance criteria, as determined by the Administrator. If the vesting of a restricted stock bonus award is based on the participant’s continuous service, such restricted stock bonus will not fully vest in less than three years and if based on performance criteria, such restricted stock bonus will not fully vest in less than one year. A performance share bonus award will not fully vest in less than one year. In the event a participant’s continuous service terminates or a participant fails to meet performance criteria, all unvested shares as of the date of termination will be reacquired by us at no cost to us.

Automatic Awards to Non-Employee Directors.  The 2006 Plan provides that non-employee directors will automatically be granted restricted stock bonuses as follows:

•	Initial award of 7,000 shares of restricted stock or restricted stock units. Such shares or units will vest in four equal annual installments beginning on the one year anniversary of the effective date of commencement of service as a Board member.

•	Annual award of 5,000 shares of restricted stock or restricted stock units. Such shares or units will vest in four equal annual installments such that the award is fully vested after four years from the date of grant.

The 2006 Plan also provides that non-employee directors may be granted other awards in addition to the automatic grants, which awards may only be granted by a committee comprised solely of non-employee directors.

Restricted Stock Purchase Rights.  Restricted stock purchase rights entitle a participant to purchase shares of Common Stock that are subject to conditions determined by the Administrator. The purchase price will be determined by the Administrator but will be at least 100% of the fair market value of our Common Stock on the date of such award. Generally, unless the participant’s award agreement provides otherwise, the participant may not sell, transfer, or otherwise dispose of the shares issued in the participant’s name at the time of grant until those restrictive conditions are met. The vesting of restricted stock purchase rights will be determined by the Administrator for each grant. In the event a participant’s continuous service terminates, we may repurchase all unvested shares as of the date of termination at the same price paid to us by the participant. No restricted stock purchase right will be exercisable after the expiration of ten (10) years from the date it was granted.

Stock Appreciation Rights.  The Administrator may grant stock appreciation rights independently of or in connection with an option grant. The base price per share of a stock appreciation right will be at least 100% of the fair market value of our Common Stock on the date of grant. Each stock appreciation right will entitle a participant upon redemption to an amount no more than (a) the excess of (1) the fair market value on the redemption date of one share of Common Stock over (2) the base price, times (b) the number of shares of Common Stock covered by the stock appreciation right being redeemed. To the extent a stock appreciation right is granted concurrently with an option grant, the redemption of the stock appreciation right will proportionately reduce the number of shares of Common Stock subject to the concurrently granted option. Payment will be made in shares of Common Stock or in cash, or a combination of both, as determined by the Administrator. No stock appreciation right will be exercisable after the expiration of ten (10) years from the date it was granted.

Phantom Stock Units.  A phantom stock unit is the right to receive the value of one share of Common Stock, redeemable upon terms and conditions set by the Administrator. Distributions upon redemption of phantom stock units may be in shares of Common Stock valued at fair market value on the date of redemption or in cash, or a combination of both, as determined by the Administrator.

Restricted Stock Units and Performance Share Units.  The Administrator may award restricted stock units or performance share units, both of which entitle the participant to receive the value of one share of Common Stock per unit no earlier than the time the unit vests, with delivery of such value (distributed in shares of Common Stock or in cash) as soon as administratively practicable following vesting, unless the Administrator provides for an election to defer the value of vested units in the award agreement and the participant makes such an election prior to the vesting of any such units. For restricted stock units, vesting will generally be based on the participant’s continuous service; for performance share units, vesting will be based on the achievement of certain performance criteria, as determined by the Administrator. If the vesting of a restricted stock unit is based on the participant’s continuous service, such restricted stock unit will not fully vest in less than three years and if based on performance criteria, such restricted stock unit will not fully vest in less than one year. A performance share unit will not fully vest in less than one year. In the event a participant’s continuous service terminates or a participant fails to meet performance criteria, the unvested portion of the participant’s restricted stock units and performance share units will expire as of the date of termination.

Transferability.  Unless otherwise determined by the Administrator or provided for in a written agreement setting forth the terms of an award, awards granted under the 2006 Plan are not transferable other than by will or by the laws of descent and distribution.

Change of Control.  If a change of control of Thoratec occurs, then the awards issued under the 2006 Plan may be subject to continuation, substitution, exchange for payment or termination.

Acceleration of Vesting.  The Administrator may accelerate exercisability or vesting of any award granted under the 2006 Plan upon a change of control of Thoratec, or upon the death, disability or termination of service of the participant.

No Repricing Without Shareholder Approval.  Subject to shareholder approval, the Board has the authority to effect a repricing of any outstanding options or the cancellation of any outstanding options and the grant in substitution therefore of new awards under the 2006 Plan.

Amendment or Termination.  The Board may amend, suspend or terminate the 2006 Plan in any respect at any time, subject to shareholder approval if such approval is required by applicable law or stock exchange rules. However, no amendment to the 2006 Plan may materially impair any of the rights of a participant under any awards previously granted, without his or her written consent.

Term.  Unless earlier terminated by the Board, the 2006 Plan will expire on May 24, 2016, the day before the tenth anniversary of the date of shareholder approval. No awards will be granted under the 2006 Plan after that date.

Share Price.  On April 1, 2010, the last trading day prior the Record Date, the closing price of our Common Stock on NASDAQ was $33.99 per share.

Certain Federal Income Tax Consequences

The Company believes that, based on the laws as in effect on the date of this Proxy Statement, the following are the principal federal income tax consequences to participants and the Company of options, stock appreciation rights and other types of stock awards granted under the 2006 Plan. This summary is not a complete analysis of all potential tax consequences relevant to participants and the Company and does not describe tax consequences based on particular circumstances. State, local and foreign tax laws are not discussed.

When a non-qualified stock option is granted with an exercise price at least equal to the fair market value of the Common Stock, there are no income tax consequences for the option holder or the Company at the time of grant. When a non-qualified stock option is exercised, in general, the option holder recognizes taxable income equal to the excess of the fair market value of the underlying Common Stock on the date of exercise over the aggregate exercise price, known as the “spread.” The Company is entitled to a corresponding tax deduction equal to the taxable income recognized by the option holder for the taxable year that ends with or within the year in which the option holder recognized taxable income on the spread. The tax consequences associated with the grant of restricted stock purchase rights and the purchase of shares under those rights are substantially the same.

When an incentive stock option is granted with an exercise price at least equal to the fair market value of the Common Stock, as required by law, there are no income tax consequences for the option holder or the Company at the time of grant. Generally, the option holder will not incur ordinary income tax, and the Company will not receive a deduction, when the option holder exercises the incentive stock option. However, the option holder may become subject to the alternative minimum tax upon exercise, depending upon the individual’s tax situation.

If the option holder disposes of the underlying Common Stock after the option holder has held the Common Stock for at least two years after the incentive stock option was granted and at least one year after the incentive stock option was exercised, the amount the option holder receives upon the disposition over the exercise price is treated as long-term capital gain for the option holder. In that case, the Company is not entitled to a deduction. If the option holder makes a “disqualifying disposition” of the underlying Common Stock by disposing of the Common Stock before it has been held for at least two years after the date the incentive stock option was granted and one year after the date the incentive stock option was exercised, the option holder recognizes compensation income in that tax year equal to the excess of (1) the fair market value of the underlying Common Stock on the date the incentive stock option was exercised or, if less, the amount received on the disposition, over (2) the option price. The Company is then entitled to a deduction equal to the compensation recognized by the option holder for the taxable year that ends with or within the taxable year in which the option holder recognized the compensation.

When a stock appreciation right is granted with an exercise price at least equal to the fair market value of the Company’s Common Stock, there are no income tax consequences for the participant or the Company at the date of grant. When a stock appreciation right is redeemed, in general, the participant recognizes taxable income equal to the cash and/or the fair market value of the shares received upon redemption in an amount equal to the spread. The Company is entitled to a deduction equal to the taxable income recognized by the participant.

When a restricted stock bonus award is granted, if the shares under the award are unvested and subject to the Company’s unvested share reacquisition right upon termination of employment prior to full vesting of those shares, the recipient will not generally recognize any taxable income at the time of the award. As and when the shares vest and the Company’s unvested share reacquisition right lapses, the recipient will have to report as ordinary income an amount equal to the fair market value of the shares on the date such shares vest less any amount paid for the award. Notwithstanding the foregoing, if the recipient receives unvested shares subject to the Company’s unvested share reacquisition right, the recipient may elect under Section 83(b) of the Code to recognize income at the time of the award. In each case, the Company will be entitled to a deduction equal to the taxable income recognized by the recipient for the taxable year that ends with or within the taxable year in which the recipient recognized the income.

When a restricted stock unit award is granted, a participant will generally not recognize taxable income at the time of the grant. When an award is paid (assuming the award is settled at the time that the award vests), the participant will recognize ordinary income. In the event of an award that is settled in shares of the Company’s Common Stock at a time following the vesting date, income tax may be deferred beyond vesting and until shares are actually delivered to the participant if deferred in compliance with the timing of distributions and other requirements under Section 409A of the Code. The Company will be entitled to a deduction at the time the participant recognizes income.

The current federal income tax consequences of other grants authorized under the 2006 Plan generally follow certain basic patterns: performance share bonuses, performance share units and phantom stock units are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid (other than employment taxes which are generally paid at the time such compensation is deferred or vested). In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

New Plan Benefits

The effectiveness of the amendment and restatement of the 2006 Plan is dependent on receiving shareholder approval for the Amendment. The granting of awards under the 2006 Plan to employees, officers and consultants is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group of employees. The granting of restricted stock bonuses to non-employee directors is non-discretionary as described above in the section entitled “Automatic Awards to Non-Employee Directors” and our current non-employee directors, as a group, are expected to receive the following restricted stock unit grants under the 2006 Plan in fiscal year 2010, as shown in the table below.

Name and Position	Number of Units

Non-Executive Director Group	35,000

The dollar value of these grants will be dependent on the closing price of our Common Stock on the date of grant. If these grants were to have been made on April 1, 2010, the last trading day prior the Record Date, they would have had a dollar value of $1,189,650.

As of April 5, 2010, the aggregate amount of options received under the 2006 Plan by Messrs. Burbach, Smith, Cohen and Lehman are 252,638, 164,832, 72,658 and 78,505, respectively; by all current executive officers as a group is 568,633; by all current directors who are not executive officers as a group is 0; by Ms. Finney and Messrs. Dimick, Cole, Collis, Grossman, LaViolette and Mulvena are each 0; by each associate of any of such directors, executive officers or nominees is 0; by each other person who received or is to receive 5 percent of such options or rights is 0; by all employees who are not executive officers, as a group is 1,332,306.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER
EQUITY COMPENSATION PLANS

The following table provides information as of January 2, 2010 regarding securities authorized for issuance under the Company’s equity compensation plans. The equity compensation plans of the Company include the Directors Option Plan, the 1997 Plan, the 2006 Plan, and the 2002 Employee Stock Purchase Plan (the “ESPP”). Each of these equity compensation plans was approved by the Company’s shareholders. The table does not include any additional shares of Common Stock that may be issued under the Company’s 2006 Plan if the amendment and restatement to the 2006 Plan is approved by the shareholders at the Annual Meeting.

	Number of Securities		Number of Securities
	to be Issued Upon	Weighted-Average	Remaining Available for
	Exercise of	Exercise Price of	Future Issuance Under Equity
	Outstanding Options,	Outstanding Options,	Compensation Plans
	Warrants, and	Warrants, and	(Excluding Securities Reflected
Plan Category	Rights	Rights	in the First Column)

Equity compensation plans approved by security holders	3,856,726	$17.29	2,759,192	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	3,856,726	$17.29	2,759,192

(1)	Includes 299,700 shares available for future issuance under the ESPP as of January 2, 2010.

PROPOSAL THREE

RATIFICATION OF INDEPENDENT AUDITORS

In accordance with its charter, the Audit Committee has selected Deloitte & Touche LLP (“Deloitte & Touche”), independent auditors, to audit the Company’s consolidated financial statements for fiscal 2010. The Board is asking shareholders to ratify the appointment of Deloitte & Touche as the Company’s independent auditors for the fiscal year ending January 1, 2011.

Deloitte & Touche has served as our independent auditors since our inception. In accordance with standing policy, Deloitte & Touche periodically changes the personnel who work on our audit. In addition to performing the audit of our consolidated financial statements, Deloitte & Touche provided various other audit-related services during fiscal years 2009 and 2008. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they wish to do so. Additionally, they will be available to respond to appropriate shareholder questions.

Shareholder ratification of the selection of Deloitte & Touche as the Company’s independent auditors is not required by the Company’s By-Laws or applicable law. However, the Audit Committee is submitting the selection of Deloitte & Touche to the shareholders for ratification as a matter of good corporate practice. In the event the shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its shareholders’ best interests.

Required Vote; Recommendation of the Board

The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche as the Company’s independent auditors for the fiscal year ending January 1, 2011. Abstentions will be treated as being present and entitled to vote on the proposal and, therefore, will have the effect of votes against the proposal. Unless marked to the contrary, proxies received will be voted FOR ratification of the selection of Deloitte & Touche.

THE BOARD AND THE AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE “FOR”
RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY’S
INDEPENDENT AUDITORS.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

The Audit Committee of the Board serves as the representative of the Board for general oversight of the Company’s financial accounting and reporting process, system of internal control and audit process.

Management has primary responsibility for preparing the Company’s financial statements and for the Company’s financial reporting process. The Company’s independent auditors, Deloitte & Touche LLP, are responsible for expressing an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States of America.

The Audit Committee hereby reports as follows:

•	The Audit Committee has reviewed and discussed the audited financial statements with management.

•	The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 114.

•	The Audit Committee has received the written disclosures and the letter from the independent auditors required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence), and has discussed with the independent auditors their independence.

•	The Audit Committee has also considered whether the provision of other non-audit services by Deloitte & Touche LLP to the Company is compatible with the auditors’ independence.

Based on the review and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements for the fiscal year ended January 2, 2010 be included in the Company’s 2009 Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Each of the members of the Audit Committee is independent as defined under the listing standards of NASDAQ.

Submitted By:
The Audit Committee

Elisha W. Finney, Chairwoman
J. Daniel Cole
Neil F. Dimick

1 The Audit Committee Report will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that our Company specifically incorporates such report by reference, and such report will not otherwise be deemed to be soliciting material to be filed under such acts.

FEES PAID TO ACCOUNTANTS FOR SERVICES RENDERED DURING FISCAL YEARS 2009 AND 2008.

The fees billed to our Company for the fiscal years ended January 2, 2010 and January 3, 2009 by Deloitte & Touche, along with the member firms of Deloitte & Touche Tohmatsu and their respective affiliates, are presented below.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Deloitte & Touche for the audit of the Company’s annual financial statements for the years ended January 2, 2010 and January 3, 2009 and fees billed for other services rendered by Deloitte & Touche, the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates during those periods. Amounts for fiscal 2009 include billings received during fiscal 2009 and fiscal 2010 and estimates of unbilled time for work related to the fiscal 2009 audit. Amounts for fiscal 2008 include billings received during fiscal 2008 and fiscal 2009 and estimates of unbilled time for work related to the fiscal 2008 audit.

	Fiscal Year	Fiscal Year
	2009	2008

Audit Fees	$1,786,389	$2,044,676
Audit-Related Fees	$374,885	—
Tax Fees	—	—
All Other Fees	—	—

Total	$2,161,274	$2,044,676

Audit Fees primarily represent amounts paid for the audit of the Company’s annual financial statements, reviews of SEC Forms 10-Q and 10-K, audit of the Company’s internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, and statutory audit requirements at non-U.S. locations.

Audit-Related Fees primarily relate to assurance and related services for acquisition due diligence and review of regulatory and statutory filings.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

It is the policy of the Audit Committee to approve in advance all audit and permissible non-audit services to be provided to the Company by its independent auditors. The Audit Committee may delegate the authority to pre-approve such services to a designated member or members of the Audit Committee, so long as any such delegated approvals are disclosed to the full Audit Committee at its next scheduled meeting. The Audit Committee approved all audit, audit-related, tax and other services provided by Deloitte & Touche for fiscal years 2009 and 2008 and the estimated costs of those services. Actual amounts billed, to the extent in excess of the estimated amounts, were periodically reviewed and approved by the Audit Committee. The Audit Committee reviews any non-audit procedures on an ongoing basis to ensure that the rendering of any such services is compatible with maintaining Deloitte & Touche’s independence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of April 5, 2010 by:

•	Each of our directors and nominee for director;

•	Each Named Executive Officer, as defined in the “Executive Compensation” section below;

•	All directors and executive officers as a group; and

•	Each person who is known by us to own beneficially more than 5% of our Common Stock.

	Number of Shares	Percent of Shares
Name and Address(1)	Beneficially Owned(2)	Beneficially Owned(2)

Capital World Investors(3)	6,924,500	12.1%
333 South Hope Street
Los Angeles, CA 90071
FMR LLC(3)	6,904,909	12.0%
82 Devonshire Street
Boston, MA 02109
BlackRock, Inc.(3)	4,180,581	7.3%
40 East 52nd Street
New York, NY 10022
Gerhard F. Burbach(4)	559,646	*
Lawrence Cohen(5)	195,870	*
David A. Lehman(6)	137,495	*
David V. Smith(7)	130,194	*
J. Daniel Cole(8)	65,000	*
D. Keith Grossman(9)	40,758	*
Neil F. Dimick(10)	37,082	*
Daniel M. Mulvena(11)	15,000	*
Elisha W. Finney(12)	13,500	*
Steven H. Collis(11)	13,250	*
Paul A. LaViolette(13)	1,750	*
Directors and Executive Officers as a Group (11 persons)(14)	1,209,545	2.1%

*	Less than 1%

(1)	Unless otherwise indicated, the address of the persons set forth above is the address of our principal executive offices appearing elsewhere in this Proxy Statement.

(2)	Applicable percentage ownership for each shareholder is based on 57,308,360 shares of Common Stock outstanding as of April 5, 2010, together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to the shares. Beneficial ownership also includes shares of Common Stock subject to options and warrants exercisable or convertible within 60 days of April 5, 2010 and restricted stock units vesting within 60 days of April 5, 2010. Shares of Common Stock subject to outstanding options are deemed outstanding for computing the percentage of ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Except pursuant to applicable community property laws or as indicated in the footnotes to this table, to our knowledge, each shareholder identified in the table possesses sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such shareholder and such shares have not been pledged as security by the shareholder.

(3)	The number of shares beneficially owned is based on the named shareholder’s most recent filings with the SEC on Schedule 13G as of December 31, 2009 for each of Capital World Investors, FMR LLC and BlackRock, Inc.

(4)	Includes 462,764 shares of Common Stock issuable upon exercise of options exercisable and vesting of restricted stock units within 60 days of April 5, 2010.

(5)	Includes 172,084 shares of Common Stock issuable upon exercise of options exercisable and vesting of restricted stock units within 60 days of April 5, 2010.

(6)	Includes 118,817 shares of Common Stock issuable upon exercise of options exercisable and vesting of restricted stock units within 60 days of April 5, 2010.

(7)	Includes 91,592 shares of Common Stock issuable upon exercise of options exercisable and vesting of restricted stock units within 60 days of April 5, 2010.

(8)	Includes 6,875 shares of Common Stock issuable upon exercise of options exercisable and vesting of restricted stock units within 60 days of April 5, 2010.

(9)	Includes 32,008 shares of Common Stock held by the D. Keith Grossman & Hallie Hildebrand Grossman, TTEES Grossman Family Trust. Mr. Grossman is a trustee of the trust, with shared voting and investment power of the shares held in the trust. Includes 1,250 shares of Common Stock issuable upon exercise of options exercisable and vesting of restricted stock units within 60 days of April 5, 2010.

(10)	Includes 6,875 shares of Common Stock issuable upon exercise of options exercisable and vesting of restricted stock units within 60 days of April 5, 2010.

(11)	Includes 1,250 shares of Common Stock issuable upon exercise of options exercisable and vesting of restricted stock units within 60 days of April 5, 2010.

(12)	Includes 1,000 shares of Common Stock held by the Robert D. Finney and Elisha W. Finney 2000 Revocable Trust. Ms. Finney is a trustee of the trust, with shared voting and investment power of the shares held in the trust. Includes 1,250 shares of Common Stock issuable upon exercise of options exercisable and vesting of restricted stock units within 60 days of April 5, 2010.

(13)	Includes 1,750 shares of Common Stock issuable upon exercise of options exercisable and vesting of restricted stock units within 60 days of April 5, 2010.

(14)	Includes 865,757 shares of Common Stock issuable upon exercise of options exercisable and vesting of restricted stock units within 60 days of April 5, 2010.

COMPENSATION DISCUSSION AND ANALYSIS

OVERALL OBJECTIVES OF EXECUTIVE COMPENSATION PROGRAM

Our compensation program for our Named Executive Officers is designed to attract, motivate and retain qualified executives with substantive experience in the development, invention, regulatory approval, manufacture, marketing and sale of medical devices. Our Named Executive Officer compensation program is based on the following underlying principles:

•	The Named Executive Officer compensation program and payouts should be aligned with our strategic business goals consistent without our corporate values;

•	Named Executive Officers’ total direct compensation (consisting of salary, annual incentive compensation, and long-term equity incentive opportunities) should be competitive;

•	The Company should pay for performance by rewarding and differentiating among executives based on both overall company performance and individual performance;

•	The Named Executive Officer compensation program should align the interests of our Named Executive Officers with those of our shareholders; and

•	The Company should manage risk through oversight and compensation design features and practices and through a balanced approach to performance measurement and pay delivery.

The Compensation Committee assesses our Named Executive Officer compensation program annually to monitor our adherence to these principles.

DETERMINING EXECUTIVE COMPENSATION

The Compensation Committee, with the assistance of its independent compensation consultant and input from management and the members of the Board, determines compensation levels for our Named Executive Officers by compiling external market data and assessing the competitiveness of our compensation levels relative to such market data while taking into account each Named Executive Officer’s level of responsibility, individual performance, level of experience, and tenure with the Company.

Compensation Consultant

Consistent with prior years, in 2009, Radford, an independent compensation consultant, was retained by the Compensation Committee. The Compensation Committee requested Radford to prepare competitive market studies as to, and advise the Compensation Committee on, both executive and director compensation, including base salary or fees, cash incentive compensation, and long-term equity incentive compensation for 2009. See “Board of Directors Structure and Compensation — Compensation Committee” section in this Proxy Statement for more information relating to Radford’s engagement.

Competitive Market Analysis

Each year the Compensation Committee, with the assistance of its compensation consultant, reviews the competitiveness of the Named Executive Officers’ total direct compensation (consisting of base salary, annual cash incentive compensation and long-term equity incentive compensation). In addition, the Compensation Committee also reviews the prevalence of other elements of compensation, such as change in control and severance benefits and executive-level benefit plans, as part of this annual study.

The goal of the Compensation Committee’s market analysis is to assess the competitiveness of the Named Executive Officers’ total direct compensation as compared to executives with comparable experience in similar positions and job-related responsibilities at companies in the medical technology industry of comparable size and, to the extent possible, geographic location. The Compensation Committee and its compensation consultant, with input from management, have developed a primary peer group of corporations, the compensation programs of which are reviewed for this annual market study.

The primary peer group consists of medical device companies of generally comparable size, based upon market capitalization and annual revenue. We have chosen not to limit the primary peer group to our immediate geographic peers as we compete for experienced executives in various other geographic regions where biotechnology/biomedical/pharmaceutical companies are located (including the San Francisco Bay Area, central New Jersey, Minneapolis and the greater Boston area). This primary peer group is used to formally benchmark each element of total direct compensation (described in more detail below).

In addition to the primary peer group, the Compensation Committee also reviews the compensation practices of medical device companies that are much larger than Thoratec based on number of employees, market capitalization and revenue. The Compensation Committee does not use information regarding these larger companies to formally benchmark the compensation levels provided to our Named Executive Officers (due to differences in the scope of job responsibilities for executives holding similar titles); however, the Compensation Committee does review the compensation practices and programs of these market leaders for purposes of determining and confirming best practices in our industry.

In developing the primary peer group and comparison information, the Compensation Committee and its compensation consultant generally relied on compensation information reported in the peer group companies’ public filings.

The following companies comprised the primary peer group for 2009 decision making:

Abiomed Inc.	ev3 Inc.	Masimo Corporation
Align Technology, Inc.	Haemonetics Corporation	Mentor Corporation
American Medical Systems	Immucor, Inc.	NuVasive, Inc.
Arthrocare Corporation	Integra LifeSciences Holdings	SonoSite, Inc.
Cyberonics, Inc.	Corporation	Volcano Corporation
Edwards LifeSciences Corporation	Intuitive Surgical, Inc.	Wright Medical Group, Inc.
Inverness Medical Innovations, Inc.

References to “market” refer to the review of the primary peer group, as discussed above. As compared to this peer group, we are at approximately the 52nd percentile for number of employees, the 27th percentile for revenues and the 79th percentile for market capitalization.

The Compensation Committee targets base salaries for our Named Executive Officers at the 50th percentile, total cash compensation (comprised of base salary and annual incentive compensation) at the 75th percentile, and total direct compensation (comprised of base salary, annual incentive compensation and equity compensation) at the 75th percentile, in each case, as compared to the primary peer group. The Compensation Committee has determined that providing compensation at these levels allows us to control base salaries while providing sufficient incentives to attract and retain highly qualified executives, remaining geographically competitive (taking into account the relatively high cost of our market as compared to other areas of the country) and adhering to the principles outlined above. The actual targeted total direct compensation for each Named Executive Officer may be above or below the 75th percentile, reflecting the Named Executive Officer’s overall individual contribution, scope of responsibilities, level of experience, and tenure with the organization.

Compensation Determinations

In addition to the market analysis, in making compensation decisions the Compensation Committee also takes into account recommendations from our chief executive officer and our vice president of human resources, as well as information from other members of the Board.

For each Named Executive Officer other than the chief executive officer, the chief executive officer makes recommendations for annual adjustments to compensation levels and short-term and long-term incentive compensation components to the Compensation Committee based upon his assessment of each Named Executive Officer’s performance, retention risks, potential within the organization and the results of the market study described above. The Compensation Committee reviews with the chief executive officer these assessments and recommendations and determines whether or not to approve and/or modify the recommendations. The chief executive officer’s performance with respect to these individual factors is evaluated by the Compensation Committee with input from the Board. The Compensation Committee makes recommendations to the Board regarding annual adjustments to the chief executive officer’s compensation levels and short-term and long-term incentive compensation components based on these assessments. The Board then determines the compensation for the chief executive officer based on these recommendations.

ELEMENTS OF EXECUTIVE COMPENSATION

The Named Executive Officer compensation program is comprised of the following elements, although not all the Named Executive Officers receive each element listed under ‘other compensation and benefits’:

•	Total direct compensation, consisting of:

•	Base salary;

•	Annual cash incentive compensation; and

•	Long-term equity incentive compensation (including stock options and restricted stock units).

•	Other compensation and benefits, consisting of:

•	Participation in welfare benefit plans; and

•	Participation in tax-qualified and nonqualified deferred compensation plans.

•	Severance and change in control benefits.

Base Salaries

We offer all of our Named Executive Officers an annual base salary to compensate them for services rendered during the year. Base salaries are essential for the attraction and retention of talented executives and are determined consistent with the methodology outlined above. Salaries are reviewed annually by the Compensation Committee, but do not automatically increase.

For 2009, the Compensation Committee targeted base salaries for the Named Executive Officers at the 50th percentile of the market. The following summarizes adjustments (if any) made to base salaries for the Named Executive Officers during 2009:

•	Gerhard F. Burbach, President and Chief Executive Officer, received an 11.8% increase in base pay increasing his base pay from $425,000 to $475,155 annually. This increase was based on his individual performance and his position relative to market levels as provided by our peer group analysis. Following the increase, Mr. Burbach’s base salary was slightly below the 50th percentile for our peer group companies.

•	David V. Smith, Executive Vice President & Chief Financial Officer, received a 3% increase in base pay increasing his base pay from $351,900 to $362,460 annually. This increase was based on his individual performance and his position relative to market levels as provided by our peer group analysis. Following the increase, Mr. Smith’s base salary was slightly above the 75th percentile for our peer group companies.

•	Lawrence Cohen, President of International Technidyne Corporation (“ITC”), did not receive an increase in base pay in 2009, his base pay remaining at $315,000 annually. This review of his base pay was based on his individual performance, his scope of responsibilities and his position relative to market levels as provided by our peer group analysis. Mr. Cohen’s base salary remained slightly below the 50th percentile for our peer group companies.

•	David A. Lehman, Senior Vice President and General Counsel, received a 7.7% increase in base pay increasing his base pay from $260,190 to $280,220 annually. This increase was based on his individual performance, scope of responsibilities, and position relative to market levels as provided by our peer group analysis. Following the increase, Mr. Lehman’s base salary was slightly below the 50th percentile for our peer group companies.

Annual Cash Incentive Compensation

We provide all Named Executive Officers the opportunity to earn variable cash compensation under either our Corporate Executive Incentive Plan or, with respect to our division/subsidiary presidents, the Executive Incentive Plan for their operating unit. The purpose of these plans is to reward the Named Executive Officers for performance during a single fiscal year and to provide appropriate incentives for them to achieve those goals that are most important to the near and long-term success of the Company, as measured against specific performance criteria relative to financial results and individual performance. Target incentive bonus opportunities, expressed as a percentage of base salary, for the Named Executive Officers for 2009 were as follows (in each case these levels were determined consistent with the methodology outlined above):

2009 Target
Named Executive Officer	Bonus Percentage

Gerhard F. Burbach	100%
David V. Smith	80%
Lawrence Cohen	70%
David A. Lehman	60%

The actual annual bonus paid to each Named Executive Officer is determined based upon the Named Executive Officer’s target bonus multiplied by the Named Executive Officer’s relative achievement with respect to his or her individual performance goals and the Company’s (or with respect to the division/subsidiary presidents, the operating unit’s) achievement of two, equally-weighted financial goals (each described in more detail below).

Financial Goals

As noted above, the annual bonus paid to each Named Executive Officer is based in part upon the achievement of two equally-weighted financial goals. The performance measures used for these financial goals are reviewed annually by the Compensation Committee, in consultation with management, to assure that they align with what the Compensation Committee and management believe are the most important drivers of both annual financial performance and long-term shareholder value. Under the Corporate Executive Incentive Plan (applicable to Messrs. Burbach, Smith and Lehman), the financial targets for 2009 were based upon the Company’s overall revenue (representing 25% of the target bonus percentage) and non-GAAP income before tax (representing an additional 25% of the target bonus percentage). For Mr. Cohen, the financial targets for 2009 were based upon revenue (representing 25% of the target bonus percentage) and non-GAAP income before tax for our subsidiary, ITC (representing an additional 25% of the target bonus percentage). The Compensation Committee chose revenue and non-GAAP income before tax as the performance metrics under the Company’s annual bonus plan, with equal weighting, as it believes that non-GAAP income before tax is an important indicator of the Company’s current profitability and a priority to the Company’s shareholders, but that as a growth Company, revenue is an important indicator of the Company’s potential for increasing long-term shareholder value. Under each plan, non-GAAP income before tax means GAAP net income before taxes (for the Company or ITC, as applicable) excluding, as applicable, amortization of purchased intangibles, acquisition transaction related non-recurring costs and certain other non-recurring costs, and also excluding share-based compensation expense, expenses related to the accounting for convertible debt instruments that may be settled in cash upon conversion, including partial settlements, in accordance with ASC 470-20, Debt, and unrealized gains or losses on the equity conversion option included in the loan agreement to HeartWare International.

The achievement of each of these goals for purposes of calculating the annual bonus for our Named Executive Officers is determined independently based on a formula that compares actual achievement to the performance target for the year. Achievement of the financial goals at the threshold level (which, for 2009, was 95% of the target level for the revenue goal and 90% of the target level for the non-GAAP income before tax goal) would result in a payout percentage of 50%, and achievement at the target level would result in a payout percentage of 100% (with the payout percentage for achievement between the threshold and target determined by interpolation). Achievement of the financial goals below the threshold level would result in no payout for that goal. For each percentage of performance above the target level for the non-GAAP income before tax goal, the payout percentage would be increased by 3%. The Compensation Committee believes that incorporating this type of leverage and payment acceleration in the annual bonus formula encourages superior performance and fosters greater initiative, resourcefulness, teamwork and efficiency among our Named Executive Officers and other members of senior management. The following table sets forth the 2009 financial goals set by the Compensation Committee and the achievement of those goals:

			Actual Achievement
	Threshold Level	Target Level	Percentage

Corporate Executive Incentive Plan
2009 Revenue	$337,082	$354,823	105%
2009 Non-GAAP Income Before Tax	$72,318	$80,353	121%
ITC Executive Incentive Plan
2009 ITC Revenue	$103,111	$108,538	87%
2009 ITC Non-GAAP Income Before Tax	$13,260	$14,733	23%

Individual Performance Goals

At the beginning of each year, the Compensation Committee, with input from our chief executive officer and vice president of human resources, establishes individual performance goals for each Named Executive Officer, other than the chief executive officer. Individual performance goals for the chief executive officer are developed by the Compensation Committee and reviewed and approved by the Board. These qualitative performance goals vary by Named Executive Officer and focus upon strategic, operational and project-oriented objectives for the functional areas over which the Named Executive Officer has responsibility. The Compensation Committee designs these objectives to drive long-term growth and strategic positioning, although these objectives do not necessarily translate into current year financial results. For 2009, the individual performance goals represented 50% of the target bonus percentage for each of Messrs. Burbach, Smith, Cohen, and Lehman.

The individual performance goals established by the Board for the chief executive officer and the individual performance goals established by the Compensation Committee for each of the other Named Executive Officers, as well as the respective achievement determinations for 2009 are described below:

Mr. Burbach’s goals were to: drive priority cardiovascular division initiatives in accordance with the Company’s 2009 operating plan; integrate HeartWare International into the Company’s operations should the transaction be approved by the regulatory authorities (note: the transaction was ultimately blocked by the Federal Trade Commission); continue to develop the corporate, cardiovascular and ITC division strategic plans; and work on the development of the Company’s organizational and process capabilities. The Board assessed Mr. Burbach’s 2009 performance against each of his individual performance goals and determined that in total Mr. Burbach achieved 88% of his individual performance goals.

Mr. Smith’s goals were to: provide financial planning support to ITC to facilitate better ITC financial reporting and results; enhance the internal process and events around investor relations; implement process and substance improvements across a spectrum of cardiovascular division and ITC finance related activities and functions; drive several tax related projects through to completion; implement and manage leadership change and strategic planning in the information technology department; oversee and drive organization development in the finance department; manage financial aspects of the proposed acquisition of HeartWare International; and develop initial phase of a corporate financial strategy. The Compensation Committee assessed Mr. Smith’s 2009 performance against each of his individual performance goals and determined that in total Mr. Smith achieved 88% of his individual performance goals.

Mr. Cohen’s goals were to: lead the improvement of the ITC quality system to achieve regulatory compliance; demonstrate progress towards new product development innovation by achieving key milestones; improve profitability at ITC; and drive the achievement of 2009 ITC revenue growth. The Compensation Committee assessed Mr. Cohen’s 2009 performance against each of his individual performance goals and determined that in total Mr. Cohen achieved 46% of his individual performance goals.

Mr. Lehman’s goals were to: drive the HeartWare International acquisition transaction and integrate HeartWare International into the Company’s operations should the transaction be completed; review and refine the Company’s intellectual property practices; analyze the amended AdvaMed Code of Ethics on Interactions with Health Care Professionals and revise and implement Company policy accordingly; review and revise as appropriate the

Company’s document retention policies and practices; and drive organization development in the legal department. The Compensation Committee assessed Mr. Lehman’s 2009 performance against each of his individual performance goals and determined that in total Mr. Lehman achieved 84% of his individual performance goals.

At year end, the Compensation Committee evaluates the performance of each Named Executive Officer relative to these qualitative and quantitative goals based upon the chief executive officer’s recommendations, except for the evaluation of the chief executive officer, which the Compensation Committee and the Board determines directly. These qualitative goals require subjective evaluation. The determination of the overall individual performance target achievements involves the board’s or the compensation committee’s subjective process of evaluation, including such subjective factors as overall performance of the individual against individual goals and external conditions and events affecting the goals.

Based on the actual achievement percentage of the financial goals and the individual performance goals for each Named Executive Officer, the following table sets forth the actual bonus earned for 2009:

				Actual
	Actual	Actual	Actual	Individual
	Financial	Financial	Individual	Goals	Over-
	Goals	Goals Bonus	Goals	Bonus	Achievement	Total Actual
Named Executive	Achievement	Earned in	Achievement	Earned in	Bonus Earned	Bonus Earned
Officer	Percentage	2009	Percentage	2009	in 2009(1)	in 2009

Gerhard F. Burbach	100%	$237,577	88%	$209,068	$287,417	$734,062
David V. Smith	100%	$144,984	88%	$127,586	$175,400	$447,970
Lawrence Cohen	0%	$0	46%	$50,715	$0	$50,715
David A. Lehman	100%	$84,066	84%	$70,615	$99,536	$254,217

(1)	As described above under “Financial Goals,” the overachievement bonus was earned for Messrs. Burbach, Smith and Lehman because the 2009 non-GAAP income before tax amount under the Corporate Executive Incentive Plan exceeded the target level.

We do not currently have a policy requiring a fixed course of action with respect to compensation adjustments following later restatements of performance targets. Under those circumstances, the Compensation Committee would evaluate whether compensation adjustments were appropriate based upon the facts and circumstances surrounding the restatement.

Long-Term Equity Incentive Compensation

Consistent with the principles outlined above, long-term incentives are designed to provide the Named Executive Officers with an equity stake in the Company so as to align the Named Executive Officers’ interests with those of our shareholders and create significant incentives for executive retention. The Compensation Committee intends that long-term equity incentive compensation awards, when taken together with the base salary and annual incentive compensation opportunities provided to the Named Executive Officers, would result in total direct compensation to the Named Executive Officers at the 75th percentile, assuming performance at the target level under the annual incentive compensation plan, as compared to executives in similar positions at companies in the primary peer group. In 2009, we made equity grants in the form of stock options and restricted stock units to the Named Executive Officers. Stock options provide an opportunity for the Company to reward its Named Executive Officers if our share price increases and the Named Executive Officers remain employed by us during the period required for the options to vest. Awards of restricted stock units align the interests of Named Executive Officers with the interests of shareholders through stock ownership, increase the reward to the Named Executive Officers when our stock price increases, and serve as a retention tool for the Named Executive Officers.

When allocating long-term incentive compensation opportunities, the Compensation Committee first establishes a target dollar amount for the equity-based compensation awards to be made to each Named Executive Officer (determined as described above). The Compensation Committee then allocated the target dollar amount between stock options and restricted stock units to achieve target amounts for each Named Executive Officer. The Compensation Committee believes that a mix of stock options and restricted stock units creates an effective tool for incentivizing and retaining those executives who are most responsible for influencing shareholder value by balancing variable compensation (stock options) and compensation with a built-in value at the time of grant (restricted stock units). The Compensation Committee then determines the number of shares subject to stock options to be granted to the Named Executive Officers based upon the value allocated to stock options using a Black-Scholes option pricing model.

Both the stock options and restricted stock units granted in 2009 to our Named Executive Officers vest over time as described in more detail in the discussion following the “Grants of Plan-Based Awards in Fiscal Year 2009” table below.

Grant Timing Policy

The Compensation Committee and senior management monitor our stock option and restricted stock unit grant policies to ensure that they comply with governing regulations and are consistent with good corporate practice. In each of 2009 and 2010, grants to Named Executive Officer were made at Compensation Committee meetings held at the same time as the first quarter meetings of the Board of Directors (which meeting dates were set several months in advance), after results for the preceding fiscal year became available, enabling the Compensation Committee to consider both the prior year’s performance and expectations for the succeeding year in making grant decisions. However, the Compensation Committee has the right to make grants at other times of the year when appropriate. Scheduling decisions are made without regard to anticipated earnings or other major announcements by the Company.

Deferred Compensation Plan

The Named Executive Officers may elect to defer compensation payable to them under our Deferred Compensation Plan. We maintain this plan for the purpose of providing a competitive benefit and allowing Named Executive Officers an opportunity to defer income tax payments on their cash compensation. See the table in the “Nonqualified Deferred Compensation for Fiscal Year 2009” section in this Proxy Statement for more information relating to our Deferred Compensation Plan.

Other Employee Benefit Plans

The Named Executive Officers are eligible for the same benefits available to our employees generally. These include participation in a tax-qualified 401(k) plan, the ESPP, and group life, health, dental, vision, and disability insurance plans. Additionally, we pay the premiums on supplemental disability insurance for employees at the level of senior director or higher.

Severance Benefits

We have entered into agreements with our Named Executive Officers that provide for benefits upon termination of employment under certain circumstances, including in connection with a change in control of the Company. We provide these benefits as a means of remaining competitive, retaining executives, focusing executives on shareholder interests when considering strategic alternatives, and providing income protection in the event of involuntary loss of employment. Please refer to the discussion under “Potential Payments upon Termination or Change in Control” below for a more detailed discussion of these arrangements. Consistent with our long-standing severance policy for executive officers, these arrangements provide for standard severance benefits upon a termination of the Named Executive Officer’s employment with the Company without cause, not in connection with a change in control, of one times base salary (two times for Mr. Burbach), plus an additional payment for COBRA continuation coverage up to twelve months. In the event of a change in control of the Company, and if the Named Executive Officer is terminated without cause or resigns for good reason, the Named Executive Officer will receive enhanced severance benefits of two times base salary plus bonus (2.5 times for Mr. Burbach). Certain Named Executive Officers are also entitled to accelerated vesting of stock option awards in connection with a termination of employment without cause, to the extent such equity awards were granted prior to April 2007. Our Named Executive Officers are entitled to vesting acceleration of unvested stock options and restricted stock upon the occurrence of a change in control (i) immediately, to the extent such equity awards were granted prior to April 2007, and (ii) after a termination of their employment without cause or their resignation for good reason within 18 months of a change of control, for unvested equity awards granted subsequent to April 2007. The unvested portion of Mr. Burbach’s initial grant of restricted stock vests 50% upon a change of control and the remaining 50% upon the earlier of the one year anniversary of the effective date of such change of control or the termination of his employment without cause or his resignation for good reason. Mr. Burbach’s severance benefits were negotiated with Mr. Burbach prior to his beginning employment with the Company.

The Compensation Committee has engaged its compensation consultant to provide information on typical industry practices (based on a review of the primary peer group and the secondary peer group) concerning employment, severance, and change in control agreements. Based on this review, the Compensation Committee believes the Company’s current arrangements with its Named Executive Officers are consistent with competitive practices. The Compensation Committee intends to continue to review these arrangements periodically.

STOCK OWNERSHIP GUIDELINES

We do not have stock ownership guidelines for our Named Executive Officers as we do not believe that it is customary for companies of our size in our industry to have such guidelines.

TAX CONSIDERATIONS

Section 162(m) of the Internal Revenue Code of 1986

Section 162(m) of the Code generally limits deductions for compensation in excess of $1,000,000 paid for any fiscal year to the Company’s “covered employees,” which is defined as the chief executive officer and the three other most highly compensated executive officers, other than the chief financial officer. Certain types of compensation are deductible if certain requirements are met. We attempt to structure our compensation arrangements to achieve deductibility under Section 162(m), unless the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives. The Compensation Committee will continue to monitor issues concerning the deductibility of executive compensation and may take appropriate action if and when it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, the Compensation Committee is prepared, if it deems appropriate, to enter into compensation arrangements under which payments may not be deductible under Section 162(m). Thus, deductibility will not be the sole factor used by the Compensation Committee in ascertaining appropriate levels or modes of compensation.

In 2009, all stock option grants were intended to qualify as performance-based compensation under Section 162(m) and thus are intended to be fully deductible.

Section 280G of the Internal Revenue Code of 1986

Section 280G of the Code disallows a company’s tax deduction for what are defined as ‘excess parachute payments’ and Section 4999 of the Code imposes a 20% excise tax on any person who receives excess parachute payments. Our Named Executive Officers, as part of their severance arrangements, will be provided with tax gross-up payments in the event their payments become subject to this excise tax. The Compensation Committee believed that tax gross-up protection was appropriate and necessary for executive retention and consistent with the practices of our industry competitors at the time such severance arrangements were entered. We take into account the potential for tax gross-up payments in structuring our compensation programs, but such considerations are not determinative.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS2

In accordance with its written charter adopted by the Board, the Compensation Committee has oversight of the Company’s overall compensation structure, policies and programs. In discharging its oversight responsibility, the Committee has retained an independent compensation consultant to advise the Committee regarding market and general compensation trends.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management.

Based on the review and discussions with management referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the 2010 Proxy Statement on Schedule 14A for filing with the Securities and Exchange Commission.

Submitted By:
The Compensation Committee

Daniel M. Mulvena, Chairman
Steven H. Collis
Paul A. LaViolette

2 The Compensation Committee Report will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that our Company specifically incorporates such report by reference, and such report will not otherwise be deemed to be soliciting material to be filed under such Acts.

EXECUTIVE COMPENSATION

The following table shows, for fiscal years 2009, 2008, and 2007, compensation awarded or paid to, or earned by, Thoratec’s CEO, CFO, and two most highly compensated executive officers other than the CEO and CFO (collectively referred to herein as the “Named Executive Officers”) at January 2, 2010.

SUMMARY COMPENSATION TABLE

						Non-Equity	All
				Stock	Option	Incentive Plan	Other
		Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)(1)	($)(2)	($)(3)	($)(3)	($)(1)(4)	($)(5)	($)

Gerhard F. Burbach	2009	468,404	—	806,345	633,368	734,062	18,438	2,660,617
President and	2008	433,173	—	598,800	491,730	1,202,206	14,221	2,740,130
Chief Executive Officer	2007	400,000	—	795,992	416,201	195,760	13,921	1,821,874
David V. Smith	2009	361,039	60,000	258,444	203,006	447,970	11,263	1,341,722
Executive Vice President	2008	358,667	60,000	194,610	163,910	740,702	10,813	1,528,702
and Chief Financial Officer	2007	340,000	60,000	776,000	277,464	161,126	8,803	1,623,393
Lawrence Cohen	2009	315,000	—	124,436	219,938	50,715	15,648	725,737
President, International	2008	321,058	—	164,670	137,684	124,583	10,180	758,175
Technidyne Corporation	2007	300,000	—	179,100	152,156	134,400	9,586	775,242
David A. Lehman	2009	277,522	—	215,370	169,174	254,217	9,846	926,129
Senior Vice President	2008	265,194	—	166,290	137,684	450,356	9,159	1,028,683
and General Counsel	2007	245,000	—	140,898	169,810	98,760	8,496	662,964

(1)	Includes amounts deferred pursuant to Section 401(k) of the Code and Deferred Compensation Plan. Our fiscal year ends on the Saturday closest to December 31 of each year and, accordingly, will periodically contain more or less than 365 days. Fiscal year 2008 ended January 3, 2009 and contained 53 weeks. As such, the salary earned by each Named Executive Officer in fiscal year 2008 includes one week of salary more than the 2008 annual base salary described elsewhere in this Proxy Statement. Salary increases for fiscal year 2009 made in March 2009 were not made retroactive to the beginning of the fiscal year. As such, the salary earned by each Named Executive Officer in fiscal year 2009 is considerably less than the 2009 annual base salary described elsewhere in this Proxy Statement.

(2)	The payments for Mr. Smith listed in the “Bonus” column above reflects a sign-on bonus of $240,000 that is paid out in four equal installments.

(3)	Stock awards consists of restricted stock and restricted stock units. Amounts shown do not reflect compensation actually received by the Named Executive Officer. Instead, the amounts shown are the grant date fair value of stock and option awards granted in the year indicated as computed in accordance with FASB ASC Topic 718. The assumptions made in the valuation of such awards are set forth under Note 11 of the Notes to Consolidated Financial Statements in Thoratec’s Annual Report on Form 10-K for the year ended January 2, 2010.

(4)	The payments listed were made pursuant to the 2009 the Executive Incentive Plan applicable to each Named Executive Officer, as described more fully above in “Compensation Discussion and Analysis — Annual Cash Incentive Compensation.”

(5)	The payments listed in the “All Other Compensation” column above reflect the value of 401(k) matching contributions and company payments for disability insurance premiums for each of the Named Executive Officers. For Messrs. Burbach and Cohen, the 2009 amount includes fringe benefits related to business trip guest costs paid by Thoratec. All of the payments reflected in the “All Other Compensation” column are based upon the actual cost expended by Thoratec in connection with such amounts.

Employment Agreements

Gerhard F. Burbach.  Gerhard F. Burbach and the Company entered into an amended and restated employment agreement dated April 23, 2007, as further amended on November 16, 2009 solely for purposes of Section 409A of the Code. In accordance with the terms of the employment agreement, Mr. Burbach has entered into an at-will employment relationship with the Company providing for an initial annual base salary of $400,000, subject to annual increase at the sole discretion of the Board, and a target bonus under our Corporate Executive Incentive Plan equal to 80% of his base salary (Mr. Burbach’s target bonus under our Corporate Executive Incentive

Plan was increased to 100% of his base salary by the Board in 2008). Mr. Burbach’s employment agreement also provides for certain separation benefits as described more fully in the “Potential Payments Upon Termination or Change of Control” section of this Proxy Statement.

David V. Smith.  Mr. Smith and the Company entered into an offer letter agreement dated November 22, 2006, pursuant to which Mr. Smith joined the Company effective December 29, 2006. In accordance with the terms of the offer letter agreement, Mr. Smith entered into an at-will employment relationship with the Company providing for an initial annual base salary of $340,000. Pursuant to the offer letter agreement, Mr. Smith’s target bonus for 2007 and 2008 under our Corporate Executive Incentive Plan was equal to 75% of his base salary. Pursuant to the terms of the offer letter, Mr. Smith was granted a sign on bonus of $240,000.00, to be paid out in four equal installments, the first made within 30 days of Mr. Smith’s date of hire, followed by payments on the first, second and third anniversaries of the initial payment.

Lawrence Cohen.  The Company entered into an amended and restated employment agreement dated April 23, 2007, as further amended on November 16, 2009 solely for purposes of Section 409A of the Code, with Lawrence Cohen. In accordance with the terms of the amended employment agreement, Mr. Cohen has entered into an at-will employment relationship with the Company providing for an initial annual base salary of $300,000 and a target bonus under the Company’s incentive compensation plan for executive officers equal to 70% of his base salary. Mr. Cohen’s amended employment agreement also provides for certain separation benefits as described more fully in the “Potential Payments Upon Termination or Change of Control” section of this Proxy Statement.

David Lehman.  Mr. Lehman does not have a separate employment agreement with the Company.

Salary and Bonus in Proportion to Total Compensation.  The following table sets forth the percentage of total compensation earned by each Named Executive Officer in 2009 represented by salary and annual incentive compensation:

Percentage of Total Compensation

		Annual Cash
		Incentive
	Salary	Compensation

Gerhard F. Burbach	17.61%	27.59%
David V. Smith	28.17%	34.95%
Lawrence Cohen	43.40%	6.99%
David A. Lehman	29.97%	27.45%

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2009

					All Other	All Other		Grant
					Stock	Option		Date Fair
					Awards:	Awards:	Exercise	Value of
					Number of	Number of	or Base	Stock
	Estimated Future Payouts Under				Shares of	Securities	Price of	and
	Non-Equity Incentive Plan Awards				Stock or	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Date(1)	($)	($)(2)	($)	(#)(3)	(#)(3)	($/Sh)	($)(4)

Gerhard F. Burbach	2/25/09					51,055	23.93	633,368
	2/25/09				33,696			806,345
	N/A		475,155
David V. Smith	2/25/09					16,364	23.93	203,006
	2/25/09				10,800			258,444
	N/A		271,846
Lawrence Cohen	2/25/09					17,729	23.93	219,938
	2/25/09				5,200			124,436
	N/A		220,500
David A. Lehman	2/25/09					13,637	23.93	169,174
	2/25/09				9,000			215,370
	N/A		168,131

(1)	Grant Date for all grants was the day immediately following the date on which the Board (with respect to Mr. Burbach) or the Compensation Committee (with respect to Messrs. Smith, Cohen and Lehman) approved the grant.

(2)	The actual payouts under the non-equity incentive plan awards granted to the Named Executive Officers are made under the Corporate Executive Incentive Plan (for Messrs. Burbach, Lehman and Smith) and the International Technidyne Corporation Executive Incentive Plan (for Mr. Cohen) and are determined as described above under “Compensation Discussion and Analysis — Elements of Executive Compensation — Annual Cash Incentive Compensation.”

(3)	The stock awards granted to the Named Executive Officers were granted under the 2006 Equity Incentive Plan and provided for time-based vesting after 4 years. The stock options granted to the Named Executive Officers were granted under the 2006 Equity Incentive Plan and vest over 4 years, with 1/4th of the shares subject to such option vesting on each anniversary of the date of grant. The exercise price of options granted under the 2006 Equity Incentive Plan is equal to the closing price of the Company’s Common Stock on the date of grant.

(4)	Amounts shown represent the fair value per share as of the grant date of the award (determined pursuant to FASB ASC Topic 718) multiplied by the number of shares. The assumptions made in the valuation of such awards are set forth under Note 11 of the Notes to Consolidated Financial Statements in Thoratec’s Annual Report on Form 10-K for the year ended January 2, 2010. The option exercise price has not been deducted from the amounts shown in this column. Regardless of the value on the grant date, the actual value will depend on the market value of our common stock on a date in the future when an award vests or stock option is exercised.

OUTSTANDING EQUITY AWARDS AT 2009 FISCAL YEAR END

		Option Awards				Stock Awards
			Number of
		Number of	Securities			Number of		Market Value
		Securities	Underlying			Shares or		of Shares
		Underlying	Unexercised			Units of		or Units of
		Unexercised	Options	Option		Stock That		Stock That
		Options	(#)	Exercise	Option	Have Not		Have Not
	Grant	(#)	Unexercisable	Price	Expiration	Vested		Vested
Name	Date	Exercisable	(1)	($)	Date	(#)(2)		($)(3)

Gerhard F. Burbach	1/17/06	281,250	93,750	23.62	1/17/16
	2/13/07	25,000	25,000	17.91	2/13/17
	2/27/08	18,750	56,250	14.97	2/27/18
	2/25/09	0	51,055	23.93	2/25/19
	5/12/06					20,000	(4)	538,400
	2/13/07					22,222		598,216
	2/27/08					30,000		807,600
	2/25/09					33,696		907,096
David V. Smith	12/29/06	50,001	16,666	17.58	12/29/16
	2/13/07	16,667	16,666	17.91	2/13/17
	2/27/08	6,250	18,750	14.97	2/27/18
	2/25/09	0	16,364	23.93	2/25/19
	3/15/07					6,666		179,449
	3/15/07					6,666	(5)	179,449
	2/27/08					9,750		262,470
	2/25/09					10,800		290,736
Lawrence Cohen	2/11/02	68,651	0	15.75	2/11/12
	6/5/03	20,613	0	13.97	6/5/13
	4/14/04	67,387	0	12.45	4/14/14
	2/24/06	18,750	6,250	20.34	2/24/16
	5/15/06	500	0	16.03	5/15/16
	2/13/07	10,000	10,000	17.91	2/13/17
	2/27/08	5,250	15,750	14.97	2/27/18
	2/25/09	0	17,729	23.93	2/25/19
	2/24/06					2,083		56,074
	2/13/07					5,000		134,600
	2/27/08					8,250		222,090
	2/25/09					5,200		139,984
David A. Lehman	4/21/03	13,042	0	11.97	4/21/13
	4/14/04	59,065	0	12.45	4/14/14
	2/24/06	13,125	4,375	20.34	2/24/16
	2/13/07	10,200	10,200	17.91	2/13/17
	2/27/08	5,250	15,750	14.97	2/27/18
	2/25/09	0	13,637	23.93	2/25/19
	2/24/06					1,458		39,249
	2/13/07					3,933		105,876
	2/27/08					8,250		222,090
	2/25/09					9,000		242,280

(1)	Unless otherwise indicated, options granted to the Named Executive Officers were granted on the date 10 years prior to the expiration date and vest at a rate of 1/4th per year on each anniversary of the date of grant.

(2)	Unless otherwise indicated, restricted stock and restricted stock units granted to the Named Executive Officers vest at a rate of 1/4th per year on each anniversary of the date of grant.

(3)	Amounts are calculated by multiplying the number of shares shown in the table by $26.92 per share, which is the closing price of our common stock on December 31, 2009 (the last trading day of the 2009 fiscal year).

(4)	Restricted stock award was granted on May 12, 2006 and vests at the rate of 1/5th per year on each of February 24, 2007, January 17, 2008, January 17, 2009, January 17, 2010, and January 17, 2011.

(5)	Restricted stock award was granted on March 15, 2007 and vests at the rate of 1/4th per year on each of December 29, 2007, December 29, 2008, December 29, 2009, and December 29, 2010.

OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2009

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)(1)	(#)	($)(2)

Gerhard F. Burbach	—	—	31,111	827,686
David V. Smith	—	—	13,250	330,398
Lawrence Cohen	20,000	310,646	7,334	183,452
David A. Lehman	—	—	6,176	153,199

(1)	Amounts are calculated by multiplying the number of underlying shares by the price at which shares acquired upon exercise of the stock options were sold net of the exercise price for acquiring the shares.

(2)	Amounts are calculated by multiplying the number of underlying shares vested by the closing price of Thoratec Common Stock on the date of vesting.

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2009

					Aggregate
	Executive	Thoratec	Aggregate	Aggregate	Balance at
	Contributions in	Contributions in	Earnings in	Withdrawals/	January 2,
	2009(1)	2009	2009	Distributions	2010
Name	($)	($)	($)	($)	($)(2)

Gerhard F. Burbach	—	—	—	—	—
David V. Smith	—	—	4,888	—	18,598
Lawrence Cohen	35,187	—	40,503	—	204,677
David A. Lehman	—	—	—	—	—

(1)	All executive contributions are reported as either salary or non-equity incentive plan compensation in the Summary Compensation Table above.

(2)	All executive contributions included in the aggregate balance have been reported as either salary, non-equity incentive plan compensation, or bonus in the Summary Compensation Table above or Summary Compensation Tables in previous proxy statements.

The Company’s Deferred Compensation Plan is designed to allow for retirement savings above the limits imposed by the IRS for 401(k) plans on an income tax-deferred basis for members of senior management who choose to participate. Executive officers may elect to defer up to 50% of their base salary and up to 100% of the non-equity incentive plan compensation payable to them under the Company’s Deferred Compensation Plan. These deferred compensation payments are held in accounts with values indexed to the performance of selected mutual funds or money market accounts. The executive officers select the mutual funds and money market accounts in which they invest their deferred compensation payments and they may change their selection at any time. The investment options and their annual rates of return for the fiscal year ended January 2, 2010 are contained in the following table.

Rate of
Return in
Name of Investment Option	2009

Money Market — Pacific Life Money Mark	.17%
Intermediate Term Bond — PIMCO Managed Bond	21.01%
Moderate Allocation — Oppenheimer Multi-strategy	23.00%
Large Cap Value — M Fund Iridian Business Opportunity Value	24.58%
Large Cap Value — T. Rowe Price Equity Income — Class 2	25.25%
Large Cap Blend — BlackRock Equity Index	26.36%
Large Cap Blend — Fidelity VIP Contrafund — Service Class 2	35.47%
Large Cap Growth — Capital Guardian Diversified Research	32.40%
Large Cap Growth — M Large Cap Growth	37.40%
Mid Cap Value — Lazard Mid Cap Equity	39.65%
Mid Cap Blend — Fidelity VIP Mid Cap — Service Class 2	39.75%
Small Cap Value — NFJ Small Cap Value	27.18%
Small Cap Growth — M Fund Frontier Capital Appreciation	48.61%
Foreign Large Value — M Fund Brandes International Equity	25.28%
Foreign Large Blend — AllianceBernstein International Value	28.00%
Real Estate — Van Kampen Real Estate	32.27%
Technology — Columbia Management Technology	52.57%

Executive officers may elect to receive distributions from their account at a specified time prior to termination of employment or upon termination of employment with the Company. In addition, executive officers may elect a lump sum payment or annual installments over a period of up to ten years. We do not match executive deferrals under the Deferred Compensation Plan.

Potential Payments Upon Termination or Change of Control

The information below describes certain compensation that would be paid under existing plans and contractual arrangements to the Named Executive Officers in the event of a termination of such executive’s employment with the Company and/or change of control of the Company. The amounts shown in the table below assume that such a termination of employment and/or change of control occurred on December 31, 2009, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination and/or a change of control (based upon the executive’s compensation and service levels as of such date and the closing price of the Company’s Common Stock on December 31, 2009 of $26.92). The actual amounts to be paid out can only be determined at the time of a change of control and/or such executive’s termination of employment with the Company. In addition to the benefits described below, upon any termination of employment, each of the Named Executive Officers would also be entitled to a distribution of the amount, if any, shown in the Nonqualified Deferred Compensation for Fiscal 2009 table above.

The Company is currently party to either an employment agreement or separation benefits agreement with each of the Named Executive Officers. The following is a description of the compensation payable to the Named Executive Officers in connection with a termination of employment and/or change of control under these agreements and a table summarizing the estimated payouts assuming that a termination of employment and/or change of control occurred on December 31, 2009.

Each of the employment and separation benefits agreements with the Named Executive Officers provide the following severance benefits in the event the executive’s employment with the Company is terminated by the Company without “cause” at any time other than during the 18-month period following a “change in control”: (i) a lump sum cash payment equal to one times (two times for Mr. Burbach) the executive’s then current annual base salary and (ii) a monthly payment, for up to twelve months, equal to the cost of any COBRA continuation coverage elected by the executive to the same extent the Company paid for such benefits prior to the executive’s termination.

In addition, the employment and separation benefits agreements with Messrs. Lehman and Cohen also provide for full vesting acceleration with respect to all stock option awards held by the executive as of the date of termination (but only to the extent such awards were granted prior to April 2007) upon any termination without cause.

Each of the employment and separation benefits agreements also provide that if within 18 months following a “change of control,” the executive’s employment is terminated by the Company without “cause” or by the executive for “good reason,” the executive would be entitled to the following severance benefits: (i) a lump sum cash payment equal to two times (2.5 times for Mr. Burbach) the sum of the executive’s then current annual base salary plus the greatest of the executive’s actual or target bonus for the year prior to termination or the executive’s target bonus for the year of termination, (ii) full vesting acceleration with respect to all stock-based awards held by the executive as of the date of termination and (iii) a monthly payment, for up to twelve months, equal to the cost of any COBRA continuation coverage elected by the executive to the same extent the Company paid for such benefits prior to the executive’s termination. These employment and separation benefits agreements also provide for immediate vesting upon a change in control of all stock-based awards that were granted prior to April 2007, except for Mr. Burbach’s initial restricted stock grant which vests as to 50% immediately upon a change of control and as to the remaining 50% upon the earlier of one year after the change of control and the termination of Mr. Burbach’s employment by the Company without “cause” or by Mr. Burbach for “good reason.” These employment and separation benefits agreements also provide that each executive will be entitled to reimbursement for any excise taxes imposed under Sections 280G and 4999 of the Internal Revenue Code as well as a gross-up payment equal to any income and excise taxes payable as a result of the reimbursement for the excise taxes.

The employment and separation benefits agreements with the Named Executive Officers do not provide for any additional payments or benefits upon a termination of employment by the Company for any reason other than those described above.

For purposes of these employment and separation benefits agreements, the term “cause” generally means: (i) the executive’s material misappropriation of personal property of the Company (including its subsidiaries) that is intended to result in a personal financial benefit to the executive or to members of the executive’s family, (ii) the executive’s conviction of, or plea of guilty or no contest to, a felony, which the Company reasonably believes has had or will have a material detrimental effect on the Company’s reputation or business, (iii) the executive’s act of gross negligence or willful misconduct (including but not limited to any willfully dishonest or fraudulent act or omission) taken in connection with the performance or intentional nonperformance of any of the executive’s duties and responsibilities as an executive or continued neglect of the executive’s duties to the Company (including its subsidiaries), or (iv) the executive’s continued willful or grossly negligent failure to comply with the lawful directions of the Company after there has been delivered to the executive a written demand for performance from the Company that describes the basis for its belief that the executive has not substantially performed the executive’s duties and the executive fails to cure such act or omission to the Company’s reasonable satisfaction, if such act or omission is reasonably capable of being cured, no later than five (5) business days following delivery of such written demand.

For purposes of these employment and separation benefits agreements, the term “good reason” generally means: any material reduction in the executive’s duties or salary or bonus opportunity or a requirement that the executive work at a facility more than 25 miles from the Company’s current headquarters (50 miles from ITC’s then current headquarters for Mr. Cohen); provided, however, that to be deemed a good reason termination, the executive is required to give the Company written notice describing such good reason event within 30 days after the event first occurs, such event is not corrected by the Company within 30 days after the Company’s receipt of such notice and the executive terminates employment no later than 180 days after the expiration of such correction period.

For purposes of these employment and separation benefits agreements, the term “change in control” generally means: certain acquisitions by any person or group of 50% or more of the voting power of the Company’s voting securities, the consummation of a sale of all or substantially all of the Company’s assets, the consummation of a merger with a third party unless the Company’s shareholders hold at least 50% of the voting power of the voting securities of the resulting company, or any change over a two-year period in the composition of a majority of the Board, not including directors who are nominated or elected by a majority of the incumbent directors.

The receipt of benefits following termination under these employment and separation benefits agreements is contingent upon the executive executing and not revoking a general release in favor of the Company.

Potential Payments Upon Termination or Change of Control Table

The table below sets forth the estimated value of the potential payments to each of the Named Executive Officers, assuming (a) the executive’s employment had terminated on December 31, 2009 and not in connection with a change of control, (b) the executive’s employment had terminated on December 31, 2009, and that a change of control of the Company also occurred on that date, and (c) a change of control of the Company occurred on December 31, 2009, but the executive’s employment was not terminated.

		After Change in	Change in
	Before Change in	Control Termination	Control
	Control Termination	Without Cause or	Only (no
Name/Benefit	Without Cause	For Good Reason	Termination)

Gerhard F. Burbach
Termination payment (salary and/or bonus)	$950,310	$4,193,403	—
Termination payment (COBRA)	$16,419	$16,419	—
Vesting of stock options(1)	—	$1,050,092	$225,250
Vesting of restricted stock(2)	—	$2,582,113	$867,416
Excise tax and gross-up payment(3)	—	$2,062,561	—
David V. Smith
Termination payment (salary	$362,431	$2,206,326	—
and/or bonus)
Termination payment (COBRA)	$16,419	$16,419	—
Vesting of stock options(1)	—	$578,812	$155,660
Vesting of restricted stock(2)	—	$912,117	$358,897
Excise tax and gross-up payment(3)	—	—	—
Lawrence Cohen
Termination payment (salary	$315,000	$1,071,000	—
and/or bonus)
Termination payment (COBRA)	$12,030	$12,030	—
Vesting of stock options(1)	$131,225	$372,447	$131,225
Vesting of restricted stock(2)	—	$552,748	$190,674
Excise tax and gross-up payment(3)	—	—	—
David A. Lehman
Termination payment (salary	$280,218	$1,461,148	—
and/or bonus)
Termination payment (COBRA)	$16,419	$16,419	—
Vesting of stock options(1)	$120,690	$349,677	$120,690
Vesting of restricted stock(2)	—	$609,496	$145,126
Excise tax and gross-up payment(3)	—	—	—

(1)	These amounts are calculated assuming that the market price per share of the Company’s Common Stock on the date of termination of employment was equal to the closing price of the Company’s Common Stock on December 31, 2009 ($26.92) and are based upon the difference between $26.92 and the exercise price of the options held by the Named Executive Officer.

(2)	These amounts are calculated assuming that the market price per share of the Company’s Common Stock on the date of termination of employment was equal to the closing price of the Company’s Common Stock on December 31, 2009 ($26.92).

(3)	For purposes of computing the excise tax and gross-up payments, base amount calculations are based on taxable wages for the years 2005 through 2009. In addition, all of the Named Executive Officers were assumed to be subject to the maximum federal income and other payroll taxes, aggregating to a net combined effective income tax rate of 45%.

CERTAIN TRANSACTIONS

Review and Approval of Transactions with Related Persons

The Company has adopted a written policy for approval of transactions between the Company and its directors, director nominees, executive officers, greater-than-5% beneficial owners, and their respective immediate family members, where the amount involved in the transaction exceeds or is expected to exceed $100,000 in a single calendar year.

The policy provides that the Audit Committee reviews certain transactions subject to the policy and determines whether or not to approve or ratify those transactions. In doing so, the Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the Company than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In addition, the Board has delegated authority to the Chair of the Committee to pre-approve or ratify transactions where the aggregate amount involved is expected to be less than $100,000. A summary of any new transactions pre-approved by the Chair is provided to the full Committee for its review in connection with each regularly scheduled Committee meeting.

The Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include:

•	business transactions with other companies at which a related person’s only relationship is as an employee (other than an executive officer), director or less-than-10% beneficial owner if the amount of business falls below the thresholds in the NASDAQ’s listing standards and the Company’s director independence standards.

•	contributions to non-profit organizations at which a related person’s only relationship is as an employee (other than an executive officer) or director if the aggregate amount involved is less than $100,000 or 2% of the organization’s consolidated gross annual revenues, whichever is lesser.

•	compensation of a named executive officer or director of the Company as required to be reported under Item 402 of Regulation S-K; or if the executive officer is not an immediate family member of another executive officer or director of the Company, the related compensation would be reported under Item 402 if the executive officer was a “named executive officer,” and the Company’s Compensation Committee approved such compensation.

•	any transaction where the related person’s interest arises solely from the ownership of the Company’s Common Stock and all holders of the Company’s Common Stock received the same benefit on a pro rata basis (e.g. dividends).

At least annually, a summary of new transactions covered by the standing pre-approvals described above is provided to the Committee for its review.

Transactions with Related Persons

Since January 3, 2009, there has not been, nor is there currently planned, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $100,000 and in which any director, nominee for director, executive officer or holder of more than 5% of our capital stock or any member of their immediate families had or will have a direct or indirect material interest other than the compensatory transactions described above.

Indemnification Agreements

Our By-Laws provide for the indemnification by us of our agents, including our directors and officers, to the maximum extent permitted under California law. Our Company also has indemnity agreements with our directors and certain of our officers. These indemnity agreements provide that the Company will indemnify an officer or director to the maximum extent permitted under California law and prohibit us from terminating our indemnification obligations as to the acts of any officer or director occurring before his or her termination. We believe the indemnity agreements assist us in attracting and retaining qualified individuals to serve as directors and officers of our Company. The indemnifications and limitations on liability required in our By-Laws and the indemnity agreements are subject to the limitations prescribed by California law.

AVAILABLE INFORMATION

A copy of Thoratec’s Annual Report on Form 10-K for the fiscal year ended January 2, 2010 is being delivered with this Proxy Statement, but is also available, without charge, upon written request to: Investor Relations, Thoratec Corporation, 6035 Stoneridge Drive, Pleasanton, CA 94588. Additional information concerning Thoratec, including its reports and other submissions filed with the SEC, is available on our website, www.thoratec.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

OTHER MATTERS

Deadline for Receipt of Shareholder Proposals

Pursuant to Rule 14a-8 of the Exchange Act, proposals of our shareholders that they intend to present at our 2011 annual meeting of shareholders must be received by us no later than December 14, 2010 in order to be included in the proxy statement and form of proxy relating to that meeting. Pursuant to the Company’s By-Laws, shareholders who wish to submit a proposal or a nomination for director that is not to be included in the Company’s proxy statement and form of proxy for the 2011 annual meeting must ensure that such proposal or nomination is received by the Company not later than February 19, 2011, nor earlier than January 20, 2011. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s proxy statement or form of proxy card. Shareholders are also advised to review the Company’s By-Laws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such officers, directors and ten percent shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of copies of such reports received by us, we believe that during the fiscal year ended January 2, 2010 all Section 16(a) filing requirements applicable to our officers, directors and ten percent shareholders were satisfied.

Other Matters

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.

It is important that your stock be represented at the Annual Meeting, regardless of the number of shares that you hold. Therefore, you are urged to execute and return the accompanying proxy in the envelope that has been enclosed or vote by telephone or through the internet according to the instructions included with the proxy card.

For the Board of Directors

David A. Lehman
Senior Vice President, General Counsel and
Secretary

Pleasanton, California
April 13, 2010

Appendix A

THORATEC CORPORATION

AUDIT COMMITTEE CHARTER
Adopted, as amended, February 25, 2005, February 24, 2006,
May 17, 2007, August 11, 2009 and March 2, 2010

Purpose

The purpose of the Audit Committee (the “Committee”) of the board of directors (the “Board”) of Thoratec Corporation (the “Company”) includes overseeing: (1) the accounting and financial reporting processes of the Company and audits of its financial statements; (2) the Company’s relationship with its independent auditor; and (3) the Company’s system of internal controls.

Composition

The Committee shall be composed of three or more directors, each of whom shall be “independent”, as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Exchange Act, and shall meet the director independence and financial literacy requirements of Nasdaq, all as determined by the Board. In addition, no member of the Committee may have participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the last three years. At least one member of the Committee shall be an “audit committee financial expert,” as determined by the Board in accordance with Commission rules, or the Company shall disclose in its periodic reports required pursuant to the Exchange Act the reasons why at least one member of the Committee is not an “audit committee financial expert.” Notwithstanding the foregoing, if a member of the Committee ceases to be independent for reasons outside the member’s reasonable control, then the member may remain on the Committee until the earlier of the Company’s next annual shareholders meeting or one year from the occurrence of the event that caused the failure to comply with Nasdaq independence requirements. In addition, notwithstanding the foregoing, if at any time there is a vacancy on the Committee and the remaining members meet all membership requirements, then the Committee may consist of two members until the earlier of the Company’s next annual shareholders meeting or one year from the occurrence of the vacancy, unless the next annual shareholders meeting occurs within 180 days following the occurrence of the vacancy, in which case the Committee may consist of two members until the end of such 180-day period.

Thoratec Corporation
Audit Committee Charter

Responsibilities

The Committee is charged by the Board with the responsibility to, among other things:

1. Appoint and provide for the compensation of the Company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Committee, as representatives of the shareholders.

2. Receive and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor’s independence in accordance with applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), discuss such reports with the auditor, oversee the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

3. Discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 114.

4. Instruct the independent auditor and the internal auditor, if any, to advise the Committee if there are any subjects that require special attention.

5. Receive from the independent auditor reports required by Commission rules and applicable professional standards.

6. Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including restrictions on the scope of activities or on access to required information, and other matters as appropriate.

7. Review the management letter delivered by the independent auditor in connection with the audit.

8. Following review and discussion, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company’s annual report.

9. Approve in advance all audit and permissible non-audit services to be provided to the Company by its independent auditor, and, if applicable, consider whether the independent auditor’s provision of any permitted non-audit services to the Company is compatible with maintaining the independence of the independent auditor. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

10. Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q, and review quarterly earnings press releases.

11. Review significant changes to the Company’s accounting principles and practices proposed by the independent auditor, the internal auditor, if any, or management.

12. Review press releases or disclosures providing future sales and earnings guidance.

13. Receive reports from management and the independent auditor regarding, and review and discuss the adequacy and effectiveness of, the Company’s internal controls, including any significant deficiencies or material weaknesses in internal controls and significant changes in internal controls reported to the Committee by the independent auditor or management.

Thoratec Corporation
Audit Committee Charter

14. Receive reports from management regarding, and review and discuss the adequacy and effectiveness of, the Company’s disclosure controls and procedures.

15. The Committee shall discuss with management the Company’s policies with respect to financial risk assessment and financial risk management. The Committee shall discuss with management the Company’s significant financial and operational risk exposures and the actions management has taken to limit, monitor or control such exposures.

16. Review the scope and results of internal audits, if any.

17. Evaluate the performance of the internal auditor, if any, and, if so determined by the Committee, recommend replacement of the internal auditor.

18. Conduct or authorize such inquiries into matters within the Committee’s scope of responsibility as the Committee deems appropriate.

19. Provide minutes of Committee meetings to the Board, and report regularly to the Board with respect to the Committee’s activities.

20. At least annually, review and reassess this Charter and participate in an evaluation of the performance of the Committee, and, as appropriate, recommend changes to the Board.

21. Prepare the Committee report required by Commission regulations to be included in the Company’s annual proxy statement.

22. Establish and oversee a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

23. Review and approve all related party transactions, as defined in Nasdaq listing standards and establish policies and procedures for the review, approval and ratification of related party transactions.

Meetings

The Committee shall meet at least quarterly, either in person or telephonically, and at such times and places as the Committee shall determine. The Committee shall meet in separate executive sessions, periodically, with each of management, the internal auditor, if any, the independent auditor, and the General Counsel.

Authority

By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1. Perform each of the responsibilities of the Committee described above.

2. Appoint a chair of the Committee, unless a chair is designated by the Board.

3. Engage legal counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

4. Receive from the Company such funding as the Committee shall determine to be appropriate for payment of compensation to the Company’s independent auditor and any legal counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Appendix B

THORATEC CORPORATION

AMENDED AND RESTATED 2006 INCENTIVE STOCK PLAN
Approved by the Shareholders on May 25, 2006
Amended and Restated by the Board on May 25, 2006 and April 7, 2008
Approved by the Shareholders on May 20, 2008
Amended and Restated by the Board on May 20, 2008 and March 2, 2010
Approved by the Shareholders on May   , 2010
Termination Date: May 24, 2016

I. PURPOSES

1.1 Eligible Stock Award Recipients.  The persons eligible to receive Stock Awards are the Employees, Directors, and Consultants of the Company and its Affiliates.

1.2 Available Stock Awards.  The types of stock awards that may be granted under this Plan shall be: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Bonuses, (iv) Restricted Stock Purchase Rights, (v) Stock Appreciation Rights, (vi) Phantom Stock Units, (vii) Restricted Stock Units, (viii) Performance Share Bonuses, and (ix) Performance Share Units.

1.3 General Purpose.  The Company, by means of this new Plan, which will serve as the successor to the Company’s 1997 Stock Option Plan (“1997 Plan”), the Company’s 1996 Stock Option Plan (“1996 Plan”), and the Company’s Nonemployee Directors Stock Option Plan (“Directors 1996 Plan”), seeks to create incentives for eligible Employees (including officers), Directors, and Consultants of the Company, through their participation in the growth in value of the Common Stock of the Company, to accept or continue their employment or other service relationship with the Company, increase their interest in the Company’s welfare, and improve the operations and increase the profits of the Company. The Plan will serve as a replacement for the 1997 Plan, the 1996 Plan, and the Directors 1996 Plan. Stock awards granted under any of these plans shall continue to be governed by the terms of the plan under which the stock award was granted that were in effect on the date of grant of such award.

II. DEFINITIONS

2.1 “Affiliate” means a parent or subsidiary of the Company, with “parent” meaning an entity that controls the Company directly or indirectly, through one or more intermediaries, and “subsidiary” meaning an entity that is controlled by the Company directly or indirectly, through one or more intermediaries. Solely with respect to the granting of any Incentive Stock Options, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.2 “Beneficial Owner” means the definition given in Rule 13d-3 promulgated under the Exchange Act.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change of Control” means the occurrence of any of the following events:

(i) Any person or group is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise;

(ii) The sale, exchange, lease or other disposition of all or substantially all of the assets of the Company to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act;

(iii) A merger or consolidation or similar transaction involving the Company;

(iv) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the Directors are Incumbent Directors; or

(v) A dissolution or liquidation of the Company.

2.5 “Code” means the Internal Revenue Code of 1986, as amended.

2.6 “Committee” means a committee of one or more members of the Board (or officers who are not members of the Board to the extent allowed by law) appointed by the Board in accordance with Section 3.3 of the Plan.

2.7 “Common Stock” means the common shares of the Company.

2.8 “Company” means Thoratec Corporation, a California corporation.

2.9 “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the board of directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as a Director or Directors who are compensated by the Company solely for their services as a Director.

2.10 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director, or Consultant is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant, or Director, or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Company or an Affiliate, including sick leave, military leave, or any other personal leave.

2.11 “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

2.12 “Director” means a member of the Board of Directors of the Company.

2.13 “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code for all Incentive Stock Options. For all other Stock Awards, “Disability” means physical or mental incapacitation such that for a period of six (6) consecutive months or for an aggregate of nine (9) months in any twenty-four (24) consecutive month period, a person is unable to substantially perform his or her duties. Any question as to the existence of that person’s physical or mental incapacitation as to which the person or person’s representative and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the person and the Company. If the person and the Company or an Affiliate cannot agree as to a qualified independent physician, each shall appoint such a physician and those two (2) physicians shall select a third (3rd) who shall make such determination in writing. The determination of Disability made in writing to the Company or an Affiliate and the person shall be final and conclusive for all purposes of the Stock Awards.

2.14 “Eligible Director” means any Director who is not employed by the Company or an Affiliate.

2.15 “Employee” means any person employed by the Company or an Affiliate. Service as a Director or compensation by the Company or an Affiliate solely for services as a Director shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.17 “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no such sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

2.18 “Full-Value Stock Award” shall mean any of a Restricted Stock Bonus, Restricted Stock Units, Phantom Stock Units, Performance Share Bonus, or Performance Share Units.

2.19 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.20 “Incumbent Directors” shall mean Directors who either (i) are Directors of the Company as of the date the Plan first becomes effective pursuant to Article XVI hereof or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii), or (iii) of Section 2.4, or in connection with an actual or threatened proxy contest relating to the election of Directors to the Company.

2.21 “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

2.22 “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

2.23 “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.24 “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.25 “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

2.26 “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.27 “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director; or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2.28 “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

2.29 “Performance Share Bonus” means a grant of shares of the Company’s Common Stock not requiring a Participant to pay any amount of monetary consideration, and which grant is subject to the provisions of Section 8.6 of the Plan.

2.30 “Performance Share Unit” means the right to receive the value of one (1) share of the Company’s Common Stock at the time the Performance Share Unit vests, with the further right to elect to defer receipt of that value otherwise deliverable upon the vesting of an award of Performance Share Units to the extent permitted in the Participant’s Stock Award Agreement. These Performance Share Units are subject to the provisions of Section 8.7 of the Plan.

2.31 “Phantom Stock Unit” means the right to receive the value of one (1) share of the Company’s Common Stock, subject to the provisions of Section 8.4 of the Plan.

2.32 “Plan” means this Thoratec Corporation 2006 Incentive Stock Plan.

2.33 “Restricted Stock Bonus” means a grant of shares of the Company’s Common Stock not requiring a Participant to pay any amount of monetary consideration, and which grant is subject to the provisions of Section 8.1 of the Plan.

2.34 “Restricted Stock Purchase Right” means the right to acquire shares of the Company’s Common Stock upon the payment of the agreed-upon monetary consideration, subject to the provisions of Section 8.2 of the Plan.

2.35 “Restricted Stock Unit” means the right to receive the value of one (1) share of the Company’s Common Stock at the time the Restricted Stock Unit vests, with the further right to elect to defer receipt of that value otherwise deliverable upon the vesting of an award of restricted stock to the extent permitted in the Participant’s agreement. These Restricted Stock Units are subject to the provisions of Section 8.5 of the Plan.

2.36 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.37 “Securities Act” means the Securities Act of 1933, as amended.

2.38 “Stock Appreciation Right” means the right to receive an amount equal to the Fair Market Value of one (1) share of the Company’s Common Stock on the day the Stock Appreciation Right is redeemed, reduced by the deemed exercise price or base price of such right, subject to the provisions of Section 8.3 of the Plan.

2.39 “Stock Award” means any Option award, Restricted Stock Bonus award, Restricted Stock Purchase Right award, Stock Appreciation Right award, Phantom Stock Unit award, Restricted Stock Unit award, Performance Share Bonus award, Performance Share Unit award, or other stock-based award. These Awards may include, but are not limited to those listed in Section 1.2.

2.40 “Stock Award Agreement” means a written agreement, including an Option Agreement, between the Company and a holder of a Stock Award setting forth the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

2.41 “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

III. ADMINISTRATION

3.1 Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3.3.

3.2 Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or a Stock Award as provided in Section 14 of the Plan.

(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary, desirable, convenient or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

(v) To adopt sub-plans and/or special provisions applicable to Stock Awards regulated by the laws of a jurisdiction other than and outside of the United States. Such sub-plans and/or special provisions may take precedence over other provisions of the Plan, with the exception of Section 4 of the Plan, but unless otherwise superseded by the terms of such sub-plans and/or special provisions, the provisions of the Plan shall govern.

(vi) To authorize any person to execute on behalf of the Company any instrument required to effect the grant of a Stock Award previously granted by the Board.

(vii) To determine whether Stock Awards will be settled in shares of Common Stock, cash or in any combination thereof.

(viii) To determine whether Stock Awards will be adjusted for Dividend Equivalents, with “Dividend Equivalents” meaning a credit, made at the discretion of the Board, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by a Stock Award held by such Participant.

(ix) To establish a program whereby Participants designated by the Board can reduce compensation otherwise payable in cash in exchange for Stock Awards under the Plan.

(x) To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock issued as a result of or under a Stock Award, including, without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

(xi) To provide, either at the time a Stock Award is granted or by subsequent action, that a Stock Award shall contain as a term thereof, a right, either in tandem with the other rights under the Stock Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of shares of Common Stock, cash or a combination thereof, the amount of which is determined by reference to the value of the Stock Award.

3.3 Delegation to Committee.

(i) General.  The Board may delegate administration of the Plan to a Committee or Committees consisting of one or more members of the Board or one or more officers of the Company who are not members of the Board (to the extent allowed by law), and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee also may exercise, in connection with the administration of the Plan, any of the powers and authority granted to the Board under the Plan, and the Committee may delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee, as applicable), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii) Committee Composition when Common Stock is Publicly Traded.  At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more individuals who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be

Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more individuals who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are either (a) not then subject to Section 16 of the Exchange Act or (b) receiving a Stock Award as to which the Board or Committee elects not to comply with Rule 16b-3 by having two or more Non-Employee Directors grant such Stock Award.

3.4 Effect of Board’s Decision.  All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3.5 Compliance with Section 16 of Exchange Act.  With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto. To the extent any provision of this Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board. Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Board, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Board shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any person incurs any liability under Section 16 of the Exchange Act.

IV. SHARES SUBJECT TO THE PLAN

4.1 Share Reserve.  Subject to the provisions of Section 13 of the Plan relating to adjustments upon changes in Common Stock, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed Eight Million Six Hundred Thousand (8,600,000) shares of Common Stock (“Share Reserve”); provided that from May 20, 2008 until May 18, 2010, (i) each share of Common Stock issued pursuant to a Full-Value Stock Award shall reduce the Share Reserve by one and seventy-four hundredths (1.74) shares and (ii) each share of Common Stock issued pursuant to a Stock Award other than a Full-Value Stock Award shall reduce the Share Reserve by one (1) share; and provided further that from and after May 19, 2010, (i) each share of Common Stock issued pursuant to a Full-Value Stock Award shall reduce the Share Reserve by one and seven tenths (1.7) shares and (ii) each share of Common Stock issued pursuant to a Stock Award other than a Full-Value Stock Award shall reduce the Share Reserve by one (1) share. To the extent that a distribution pursuant to a Stock Award is made in cash, the Share Reserve shall be reduced by the number of shares of Common Stock subject to the redeemed or exercised portion of the Stock Award. Notwithstanding any other provision of the Plan to the contrary, the maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to Incentive Stock Options is Eight Million Six Hundred Thousand (8,600,000) shares of Common Stock (“ISO Limit”), subject to the adjustments provided for in Section 13 of the Plan. No more than an aggregate of five percent (5%) of the initial Share Reserve at the time of the adoption of this Plan and five percent (5%) of any increase in the Share Reserve as may be approved by the shareholders of the Company from time to time may be granted under Accelerated Vesting Restricted Stock Bonuses and Accelerated Vesting Restricted Stock Units (as defined in Sections 8.1(ii) and 8.5(ii), respectively).

4.2 Reversion of Shares to the Share Reserve.

(i) If any Stock Award granted under this Plan shall for any reason (A) expire, be cancelled or otherwise terminate, in whole or in part, without having been exercised or redeemed in full, (B) be reacquired by the Company prior to vesting, or (C) be repurchased at cost by the Company prior to vesting, the shares of Common Stock not acquired by Participant under such Stock Award shall revert or be added to the Share Reserve and become available for issuance under the Plan; provided, however, that shares of Common Stock shall not revert or be added to the Share Reserve that are (a) tendered in payment of an Option, (b) withheld by the Company to satisfy any tax withholding obligation, or (c) repurchased by the Company with Option proceeds, and provided, further, that shares of Common Stock covered by a Stock Appreciation Right, to the extent that it is exercised and settled in shares of Common Stock, and whether or not shares of Common Stock are actually issued to the Participant upon exercise of the Stock Appreciation Right, shall be considered issued or transferred pursuant to the Plan. For shares that revert or are added to the Share Reserve as provided above, the Share Reserve shall be increased by (i) one and seven tenths (1.7) shares for each share of Common Stock underlying a Full-Value Stock Award and (ii) one (1) share for each share of Common Stock underlying a Stock Award other than a Full-Value Stock Award.

(ii) Shares of Common Stock that are not acquired by a holder of a stock award granted under the 1997 Plan, the 1996 Plan, or the Directors 1996 Plan shall not revert or be added to the Share Reserve or become available for issuance under the Plan.

4.3 Source of Shares.  The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

V. ELIGIBILITY

5.1 Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants.

5.2 Ten Percent Shareholders.  A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.3 Annual Section 162(m) Limitation.  Subject to the provisions of Section 13 of the Plan relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Incentive Stock Options, Nonstatutory Stock Options, or Stock Appreciation Rights covering more than Three Hundred Fifty Thousand (350,000) shares of Common Stock during any fiscal year; provided that in connection with his or her initial service, an Employee may be granted Incentive Stock Options, Nonstatutory Stock Options, or Stock Appreciation Rights covering not more than an additional Two Hundred Fifty Thousand (250,000) shares of Common Stock, which shall not count against the limit set forth in the preceding sentence.

5.4.  Consultants.

(i) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (1) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (2) that such grant complies with the securities laws of all other relevant jurisdictions.

(ii) Form S-8 generally is available to consultants and advisors only if (A) they are natural persons; (B) they provide bona fide services to the issuer, its parents, or its majority owned subsidiaries; and (C) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

VI. OPTION PROVISIONS

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased upon exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term.  Subject to the provisions of Section 5.2 of the Plan regarding grants of Incentive Stock Options to Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted, and no Option granted to an Eligible Director pursuant to Article VII shall be exercisable after the expiration of five (5) years from the date it was granted.

6.2 Exercise Price of an Incentive Stock Option.  Subject to the provisions of Section 5.2 of the Plan regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Nonstatutory Stock Option.  The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.4 Consideration.  The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by check at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option): (1) by delivery to the Company of other Common Stock, (2) pursuant to a “same day sale” program to the extent permitted by law, (3) reduction of the Company’s liability to the Optionholder, (4) a reduction in the number of shares of Common Stock otherwise issuable upon the exercise of the Option, (5) by any other form of consideration permitted by law, but in no event shall a promissory note or other form of deferred payment constitute a permissible form of consideration for an Option granted under the Plan, or (6) by some combination of the foregoing. In the absence of a provision to the contrary in the individual Optionholder’s Option Agreement, payment for Common Stock pursuant to an Option may only be made in the form of cash, check, or pursuant to a “same day sale” program.

6.5 Transferability of an Incentive Stock Option.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Nonstatutory Stock Option.  A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting Generally.  Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Board. The vesting provisions of individual Options may vary. If vesting is based on the Participant’s Continuous Service, such Options shall not fully vest in less than three (3) years. If vesting is based on the achievement of performance criteria, such Options shall not fully vest in less than one (1) year. The provisions of this Section 6.7 are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised. Notwithstanding the foregoing provisions of this Section 6.7, Options granted in recognition of a Participant’s long-term Continuous Service may vest fully in periods shorter than those described above or may be fully vested upon grant.

6.8 Termination of Continuous Service.  In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time as is specified in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. In the absence of a provision to the contrary in the individual Optionholder’s Option Agreement, the Option shall remain exercisable for three (3) months following the termination of the Optionholder’s Continuous Service.

6.9 Extension of Termination Date.  An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or other applicable securities law, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements or other applicable securities law. The provisions of this Section 6.9 notwithstanding, in the event that a sale of the shares of Common Stock received upon exercise of his or her Option would subject the Optionholder to liability under Section 16(b) of the Exchange Act, then the Option will terminate on the earlier of (1) the fifteenth (15th) day after the last date upon which such sale would result in liability, or (2) two hundred ten (210) days following the date of termination of the Optionholder’s employment or other service to the Company (and in no event later than the expiration of the term of the Option).

6.10 Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option to the extent that the Optionholder was entitled to exercise such Option as of the date of termination, but only within such period of time as is specified in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. In the absence of a provision to the contrary in the individual Optionholder’s Option Agreement, the Option shall remain exercisable for twelve (12) months following such termination.

6.11 Death of Optionholder.  In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to Section 6.5 or 6.6 of the Plan, but only within such period of time as is specified in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after death, the Option is not exercised within the time specified in the Option Agreement, the Option shall terminate. In the absence of a provision to the contrary in the individual Optionholder’s Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionholder’s death.

6.12 Early Exercise Generally Not Permitted.  The Company’s general policy is not to allow the Optionholder to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the vesting of the Option. If, however, an Option Agreement does permit such early exercise, any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

VII. NON-DISCRETIONARY STOCK AWARDS FOR ELIGIBLE DIRECTORS

In addition to any other Stock Awards that Eligible Directors may be granted on a discretionary basis under the Plan, which Stock Awards may only be granted by a Committee comprised solely of Non-Employee Directors, each Eligible Director of the Company shall be automatically granted without the necessity of action by the Board, the following Stock Awards.

7.1 Initial Grant.  On the date that a Director commences service on the Board and satisfies the definition of an Eligible Director, an initial grant of restricted stock in the form of a Restricted Stock Bonus award or an award of Restricted Stock Units shall automatically be made to that Eligible Director (the “Initial Grant”). Unless expressly provided in this Article VII, such Initial Grant shall be subject to the applicable provisions of Section 8.1 or

Section 8.5, as the case may be. In the absence of an affirmative decision by the Board to the contrary, the Initial Grant shall be in the form of a Restricted Stock Bonus award. The number of shares subject to this Initial Grant shall be Seven Thousand (7,000) shares; provided, however, that prior to the date of grant the Board may, in its sole discretion, provide that a different number of shares shall be subject to this Initial Grant. The other terms governing this Initial Grant shall be as determined by the Board in its sole discretion. If at the time a Director commences service on the Board, the Director does not satisfy the definition of an Eligible Director, such Director shall not be entitled to an Initial Grant at any time, even if such Director subsequently becomes an Eligible Director.

7.2 Annual Grant.  An annual grant of restricted stock in the form of a Restricted Stock Bonus award or an award of Restricted Stock Units (the “Annual Grant”) shall automatically be made to each Director who (1) is re-elected to the Board and (2) is an Eligible Director on the relevant grant date. Unless expressly provided in this Article VII, such Annual Grant shall be subject to the applicable provisions of Section 8.1 or Section 8.5, as the case may be. In the absence of an affirmative decision by the Board to the contrary, the Annual Grant shall be in the form of a Restricted Stock Bonus award. The number of shares subject to this Annual Grant shall be Five Thousand (5,000) shares. The other terms governing this Annual Grant shall be as determined by the Board in its sole discretion. The date of grant of an Annual Grant is the date of the first meeting of the Board following the annual meeting of the Company’s shareholders (even if that Board meeting is held on the same day as the annual meeting of the shareholders).

7.3 Vesting.  Initial Grants and Annual Grants granted pursuant to this Article shall be subject to a share reacquisition right in favor of the Company. Such grants shall vest as to one fourth (1/4) of the total award annually, such that the award is fully vested after four (4) years of Continuous Service. In the event a Director’s Continuous Service terminates, the Company shall automatically reacquire without cost any shares of Common Stock held by the Director that have not vested as of the date of such termination and any unvested Restricted Stock Units shall automatically expire as of the date of such termination.

VIII. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS

8.1 Restricted Stock Bonus Awards.  Each Restricted Stock Bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Restricted Stock Bonuses shall be paid by the Company in shares of the Common Stock of the Company. The terms and conditions of Restricted Stock Bonus agreements may change from time to time, and the terms and conditions of separate Restricted Stock Bonus agreements need not be identical, but each Restricted Stock Bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration.  A Restricted Stock Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit; provided, however, that in the case of a Restricted Stock Bonus to be made to a new Employee, Director, or Consultant who has not performed prior services for the Company, the Restricted Stock Bonus will not be awarded until the Board determines that such person has rendered services to the Company for a sufficient period of time to ensure proper issuance of the shares in compliance with the California Corporations Code.

(ii) Vesting.  Vesting shall generally be based on the Participant’s Continuous Service. Shares of Common Stock awarded under the Restricted Stock Bonus agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board. Absent a provision to the contrary in the Participant’s Restricted Stock Bonus agreement, so long as the Participant remains in Continuous Service with the Company, a Restricted Stock Bonus granted to the Participant shall vest as to one fourth (1/4) of the total Restricted Stock Bonus award on each annual anniversary of the grant date, such that the Restricted Stock Bonus is fully vested after four (4) years of Continuous Service from the grant date. If vesting is based on the Participant’s Continuous Service, such Restricted Stock Bonus shall not fully vest in less than three (3) years. If vesting is based on the achievement of performance criteria, such Restricted Stock Bonus shall not fully vest in less than one (1) year. Notwithstanding the foregoing provisions of this Section 8.1(ii), a Restricted Stock Bonus granted in recognition of a Participant’s long-term Continuous Service may vest fully in periods shorter than those described above or may be fully vested upon grant (“Accelerated Vesting Restricted Stock Bonuses”), subject to provisions of the last sentence of Section 4.1.

(iii) Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company shall automatically reacquire without cost any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Bonus agreement.

(iv) Transferability.  Rights to acquire shares of Common Stock under the Restricted Stock Bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Bonus agreement remains subject to the terms of the Restricted Stock Bonus agreement.

8.2 Restricted Stock Purchase Awards.  Each Restricted Stock Purchase Right agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the Restricted Stock Purchase Right agreements may change from time to time, and the terms and conditions of separate Restricted Stock Purchase Right agreements need not be identical, but each Restricted Stock Purchase Right agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Purchase Price.  The purchase price under each Restricted Stock Purchase Right agreement shall be such amount as the Board shall determine and designate in such Restricted Stock Purchase Right agreement. The purchase price shall not be less than one hundred percent (100%) of the Common Stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.

(ii) Consideration.  The purchase price of Common Stock acquired pursuant to the Restricted Stock Purchase Right agreement shall be paid either: (A) in cash or by check at the time of purchase; or (B) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant to the extent permitted by law.

(iii) Vesting.  The Board shall determine the criteria under which shares of Common Stock under the Restricted Stock Purchase Right agreement may vest; the criteria may or may not include performance criteria or Continuous Service. Shares of Common Stock acquired under the Restricted Stock Purchase Right agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv) Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company may repurchase any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Purchase Right agreement.

(v) Transferability.  Rights to acquire shares of Common Stock under the Restricted Stock Purchase Right agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Purchase Right agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Purchase Right agreement remains subject to the terms of the Restricted Stock Purchase Right agreement.

(vi) Term.  No Restricted Stock Purchase Right shall be exercisable after the expiration of ten (10) years from the date it was granted.

8.3 Stock Appreciation Rights.  Two types of Stock Appreciation Rights (“SARs”) shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs.

(i) Stand-Alone SARs.  The following terms and conditions shall govern the grant and redeemability of stand-alone SARs:

(A) The stand-alone SAR shall cover a specified number of underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Board may establish. Upon redemption of the stand-alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the shares of Common Stock underlying the redeemed right over (ii) the aggregate base price in effect for those shares.

(B) The number of shares of Common Stock underlying each stand-alone SAR and the base price in effect for those shares shall be determined by the Board in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price per share be less than one hundred percent (100%) of the Fair Market Value per underlying share of Common Stock on the grant date.

(C) The distribution with respect to any redeemed stand-alone SAR may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

(ii) Stapled SARs.  The following terms and conditions shall govern the grant and redemption of stapled SARs:

(A) Stapled SARs may only be granted concurrently with an Option to acquire the same number of shares of Common Stock as the number of such shares underlying the stapled SARs.

(B) Stapled SARs shall be redeemable upon such terms and conditions as the Board may establish and shall grant a holder the right to elect among (i) the exercise of the concurrently granted Option for shares of Common Stock, whereupon the number of shares of Common Stock subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value (on the redemption date) of the number of vested shares which the holder redeems over the aggregate base price for such vested shares, whereupon the number of shares of Common Stock subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii).

(C) The distribution to which the holder of stapled SARs shall become entitled under this Section 8 upon the redemption of stapled SARs as described in Section 8.3(ii)(B) above may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

(iii) Term.  No SAR shall be exercisable after the expiration of ten (10) years from the date it was granted.

8.4 Phantom Stock Units.  The following terms and conditions shall govern the grant and redeemability of Phantom Stock Units:

(i) Phantom Stock Unit awards shall be redeemable by the Participant upon such terms and conditions as the Board may establish. The value of a single Phantom Stock Unit shall be equal to the Fair Market Value of a share of Common Stock, unless the Board otherwise provides in the terms of the Stock Award Agreement.

(ii) The distribution with respect to any exercised Phantom Stock Unit award may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

8.5 Restricted Stock Units.  The following terms and conditions shall govern the grant and redeemability of Restricted Stock Units:

A Restricted Stock Unit is the right to receive the value of one (1) share of the Company’s Common Stock at the time the Restricted Stock Unit vests. To the extent permitted by the Board in the terms of his or her Restricted Stock Unit agreement, a Participant may elect to defer receipt of the value of the shares of Common Stock otherwise deliverable upon the vesting of an award of Restricted Stock Units, so long as such deferral election complies with applicable law, including Section 409A of the Code and, to the extent applicable, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Company. The election form shall be filed prior to the vesting date of such Restricted Stock Units in a manner determined by the Board. When the Participant vests in such Restricted Stock Units, the Participant will be credited with a number of Restricted Stock Units equal to the number of shares of Common Stock for which delivery is deferred. Restricted Stock Units may be paid by the Company by delivery of shares of Common Stock, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Restricted Stock Unit.

Each Restricted Stock Unit agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit agreements need not be identical, but each Restricted Stock Unit agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration.  A Restricted Stock Unit may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. The Board shall have the discretion to provide that the Participant pay for such Restricted Stock Unit with cash or other consideration permissible by law.

(ii) Vesting.  Vesting shall generally be based on the Participant’s Continuous Service. If vesting is based on the Participant’s Continuous Service, such Restricted Stock Unit award shall not fully vest in less than three (3) years. If vesting is based on the achievement of performance criteria, such Restricted Stock Unit award shall not fully vest in less than one (1) year. Notwithstanding the foregoing provisions of this Section 8.5(ii), a Restricted Stock Unit granted in recognition of a Participant’s long-term Continuous Service may vest fully in periods shorter than those described above (“Accelerated Vesting Restricted Stock Units”), subject to provisions of the last sentence of Section 4.1.

(iii) Termination of Participant’s Continuous Service.  The unvested portion of the Restricted Stock Unit award shall expire immediately upon the termination of Participant’s Continuous Service.

(iv) Transferability.  Rights to acquire the value of shares of Common Stock under the Restricted Stock Unit agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Unit agreement, as the Board shall determine in its discretion, so long as any Common Stock awarded under the Restricted Stock Unit agreement remains subject to the terms of the Restricted Stock Unit agreement.

8.6 Performance Share Bonus Awards.  Each Performance Share Bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Performance Share Bonuses shall be paid by the Company in shares of the Common Stock of the Company. The terms and conditions of Performance Share Bonus agreements may change from time to time, and the terms and conditions of separate Performance Share Bonus agreements need not be identical, but each Performance Share Bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration.  A Performance Share Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. In the event that a Performance Share Bonus is granted to a new Employee, Director, or Consultant who has not performed prior services for the Company, the Performance Share Bonus will not be awarded until the Board determines that such person has rendered services to the Company for a sufficient period of time to ensure proper issuance of the shares in compliance with the California Corporations Code.

(ii) Vesting.  Vesting shall be based on the achievement of certain performance criteria, whether financial, transactional or otherwise, as determined by the Board. A Performance Share Bonus shall not fully vest in less than one (1) year. Vesting shall be subject to the Performance Share Bonus agreement. Upon failure to meet performance criteria, shares of Common Stock awarded under the Performance Share Bonus agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company shall reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Performance Share Bonus agreement.

(iv) Transferability.  Rights to acquire shares of Common Stock under the Performance Share Bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the

Performance Share Bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Performance Share Bonus agreement remains subject to the terms of the Performance Share Bonus agreement.

8.7 Performance Share Units.  The following terms and conditions shall govern the grant and redeemability of Performance Share Units:

A Performance Share Unit is the right to receive the value of one (1) share of the Company’s Common Stock at the time the Performance Share Unit vests. To the extent permitted by the Board in the terms of his or her Performance Share Unit agreement, a Participant may elect to defer receipt of the value of shares of Common Stock otherwise deliverable upon the vesting of an award of performance shares. An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Company. The election form shall be filed prior to the vesting date of such performance shares in a manner determined by the Board. When the Participant vests in such performance shares, the Participant will be credited with a number of Performance Share Units equal to the number of shares of Common Stock for which delivery is deferred. Performance Share Units may be paid by the Company by delivery of shares of Common Stock, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Performance Share Unit.

Each Performance Share Unit agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Performance Share Unit agreements may change from time to time, and the terms and conditions of separate Performance Share Unit agreements need not be identical, but each Performance Share Unit agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration.  A Performance Share Unit may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. The Board shall have the discretion to provide that the Participant pay for such Performance Share Unit with cash or other consideration permissible by law.

(ii) Vesting.  Vesting shall be based on the achievement of certain performance criteria, whether financial, transactional or otherwise, as determined by the Board. Vesting shall be subject to the Performance Share Unit agreement. The terms of the Performance Share Unit agreement notwithstanding, a Performance Share Unit may not fully vest in less than one (1) year.

(iii) Termination of Participant’ Continuous Service.  The unvested portion of any Performance Share Unit shall expire immediately upon the termination of Participant’s Continuous Service.

(iv) Transferability.  Rights to acquire the value of shares of Common Stock under the Performance Share Unit agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Unit agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Performance Share Unit agreement remains subject to the terms of the Performance Share Unit agreement.

IX. COVENANTS OF THE COMPANY

9.1 Availability of Shares.  During the term of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

9.2 Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise, redemption or satisfaction of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan or any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock related to such Stock Awards unless and until such authority is obtained.

X. USE OF PROCEEDS FROM STOCK

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

XI. NO REPRICING WITHOUT SHAREHOLDER APPROVAL

11.1 Subject to approval by the Company’s shareholders, the Board shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected Optionholders, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Stock Awards under the Plan, including new Options covering the same or different number of shares of Common Stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value or, in the case of a Ten Percent Shareholder (as described in Section 5.2 of the Plan), not less than one hundred ten percent (110%) of the Fair Market Value) per share of Common Stock on the new grant date. Notwithstanding the foregoing, the Board may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which Section 424(a) of the Code applies.

11.2 Shares subject to an Option cancelled under this Section 11 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to Section 5.3 of the Plan. The repricing of an Option under this Section 11, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to Section 5.3 of the Plan. The provisions of this Section 11.2 shall be applicable only to the extent required by Section 162(m) of the Code.

XII. MISCELLANEOUS

12.1 Acceleration of Exercisability and Vesting.  The Board (or Committee, if so authorized by the Board) shall have the power to accelerate exercisability and/or vesting of any Stock Award granted pursuant to the Plan upon a Change of Control or upon the death, Disability or termination of Continuous Service of the Participant. In furtherance of such power, the Board or Committee may accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding any provisions in the Stock Award Agreement to the contrary.

12.2 Shareholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award except to the extent that the Company has issued the shares of Common Stock relating to such Stock Award.

12.3 No Employment or Other Service Rights.  Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company, and any applicable provisions of the corporate law of the state or other jurisdiction in which the Company is domiciled, as the case may be.

12.4 Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates)

exceeds One Hundred Thousand dollars ($100,000), or such other limit as may be set by law, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

12.5 Investment Assurances.  The Company may require a Participant, as a condition of exercising or redeeming a Stock Award or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the Common Stock; (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock; and (iii) to give such other written assurances as the Company may determine are reasonable in order to comply with applicable law. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws, and in either case otherwise complies with applicable law. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable laws, including, but not limited to, legends restricting the transfer of the Common Stock.

12.6 Withholding Obligations.  To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state, local, or foreign tax withholding obligation relating to the exercise or redemption of a Stock Award or the acquisition, vesting, distribution, or transfer of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation or other amounts payable to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unnumbered shares of Common Stock.

12.7 Section 409A.  Notwithstanding anything in the Plan to the contrary, it is the intent of the Company that all Stock Awards granted under this Plan (including, but not limited to, Restricted Stock Units, Phantom Stock Units, and Performance Share Units) shall not cause an imposition of the additional taxes provided for in Section 409A(a)(1)(B) of the Code; furthermore, it is the intent of the Company that the Plan shall be administered so that the additional taxes provided for in Section 409A(a)(1)(B) of the Code are not imposed.

XIII. ADJUSTMENTS UPON CHANGES IN STOCK

13.1 Capitalization Adjustments.  If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, spinoff, dividend in property other than cash, stock split, liquidating dividend, extraordinary dividends or distributions, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be equitably adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Section 4.1 above, the maximum number of securities subject to award to any person pursuant to Section 5.3 above, and the number of securities subject to Initial Grants and Annual Grants to Eligible Directors under Article VII of the Plan, and the outstanding Stock Awards shall be equitably adjusted in the class(es) and number of securities or other property and price per share of the securities or other property subject to such outstanding Stock Awards. The Board shall determine the form of such adjustments in its sole discretion, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

13.2 Adjustments Upon a Change of Control.

(i) In the event of a Change of Control as defined in Section 2.4(i) through 2.4(iv), such as an asset sale, merger, or change in Board composition, then the Board or the board of directors of any surviving entity or acquiring entity may provide or require that the surviving or acquiring entity shall: (1) assume or continue all or any part of the Stock Awards outstanding under the Plan or (2) substitute substantially equivalent stock or cash-based awards (including an award to acquire substantially the same consideration paid to the shareholders in the transaction by which the Change of Control occurs) for those outstanding under the Plan. In the event any surviving entity or acquiring entity refuses to assume or continue such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the Board in its sole discretion and without liability to any person may: (1) provide for the payment of a cash amount in exchange for the cancellation of a Stock Award equal to the product of (x) the excess, if any, of the Fair Market Value per share of Common Stock at such time over the exercise or redemption price, if any, times (y) the total number of shares then subject to such Stock Award; (2) continue the Stock Awards; or (3) notify Participants holding an Option, Stock Appreciation Right, Phantom Stock Unit, Restricted Stock Unit or Performance Share Unit that they must exercise or redeem any portion of such Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award) at or prior to the closing of the transaction by which the Change of Control occurs and that the Stock Awards shall terminate if not so exercised or redeemed at or prior to the closing of the transaction by which the Change of Control occurs. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised or redeemed prior to the closing of the transaction by which the Change of Control occurs. The Board shall not be obligated to treat all Stock Awards, even those that are of the same type, in the same manner.

(ii) In the event of a Change of Control as defined in Section 2.4(v), such as a dissolution of the Company, all outstanding Stock Awards shall terminate immediately prior to such event.

XIV. AMENDMENT OF THE PLAN AND STOCK AWARDS

14.1 Amendment of Plan.  The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 of the Plan relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, any New York Stock Exchange, Nasdaq or other securities exchange listing requirements, or other applicable law or regulation.

14.2 Shareholder Approval.  The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

14.3 Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

14.4 No Material Impairment of Rights.  Rights under any Stock Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

14.5 Amendment of Stock Awards.  The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards subject to and consistent with the terms of the Plan, including Sections 14.1 and 14.2; provided, however, that the rights of the Participant under any Stock Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

XV. TERMINATION OR SUSPENSION OF THE PLAN

15.1 Plan Term.  The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date that the Plan is approved by the shareholders of the Company, as the adoption of the Plan by the Board is conditioned upon such shareholder approval. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

15.2 No Material Impairment of Rights.  Suspension or termination of the Plan shall not materially impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

XVI. EFFECTIVE DATE OF PLAN

The Plan shall become effective immediately following its approval by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board. If the Plan is approved by the shareholders of the Company, the 1997 Plan, the 1996 Plan, and the Directors 1996 Plan shall terminate on the effective date of the Plan. If the Plan is not approved by the shareholders of the Company, the 1997 Plan, the 1996 Plan, and the Directors 1996 Plan shall continue unaffected. No Stock Awards may be granted under the Plan prior to the time that the shareholders have approved the Plan.

XVII. CHOICE OF LAW

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by
1:00 a.m., Central Time, on May 19, 2010.
Vote by Internet
• Log on to the Internet and go to
www.investorvote.com/THOR
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA,
US territories & Canada any time on a touch tone
telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in	☒
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
 A  Proposals — The Board of Directors recommends a vote FOR each of the nominees below and FOR Proposals 2 and 3.

1. Election of Directors:	01 - Neil F. Dimick	02 - Gerhard F. Burbach	03 - J. Daniel Cole
	04 - Steven H. Collis	05 - Elisha W. Finney	06 - D. Keith Grossman
	07 - Paul A. LaViolette	08 - Daniel M. Mulvena

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

	For Against Abstain		For Against Abstain
2. Approval of the amendment and restatement of the Thoratec Corporation 2006 Incentive Stock Plan:	☐ ☐ ☐	3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for its fiscal year ending January 1, 2011:	☐ ☐ ☐

 B  Non-Voting Items

Change of Address — Please print new address below.

 C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears on the stock records of the Company and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

1 UPX
016KIA

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — THORATEC CORPORATION

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
2010 Annual Meeting of Shareholders to be Held on May 19, 2010
The undersigned, revoking all prior proxies, hereby appoint(s) Gerhard F. Burbach and David A. Lehman, and each of them, with full power of substitution and revocation, to represent the undersigned, with all powers which the undersigned would possess if personally present, and to vote as set forth herein all shares of stock of THORATEC CORPORATION (the “Company”) which the undersigned would be entitled to vote if personally present at the 2010 Annual Meeting of Shareholders of the Company to be held at the Company’s executive offices at 6101 Stoneridge Drive, Pleasanton, California 94588, on Wednesday, May 19, 2010 at 8:00 a.m., Pacific Daylight Time, and at any postponements or adjournments of that meeting.
WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS IN RESPECT OF THE ELECTION PROPOSAL, FOR PROPOSAL 2, FOR PROPOSAL 3, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY AND ALL ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET ACCORDING TO THE INSTRUCTIONS INCLUDED WITH THE PROXY CARD SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE